UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4803

Oppenheimer Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (303) 768-3200

Date of fiscal year end:  September 30

Date of reporting period:  9/30/2016

Item 1.  Reports to Stockholders.

Annual Report	9/30/2016

OppenheimerFunds® The Right Way to Invest

Oppenheimer Rochester® Limited Term Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond 5-Year (4-6) Index
1-Year	5.35%	2.98%	2.98%
5-Year	2.94	2.47	2.63
10-Year	2.99	2.76	4.08

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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An Important Update

to the Fund Performance Discussion

Update (as of November 11, 2016): In the weeks that followed the end of this reporting period, several developments occurred that we believe warrant attention from this Fund’s shareholders.

On October 14, Gov. Alejandro García Padilla presented a fiscal plan to the federal oversight board that was established by PROMESA, the Puerto Rico Oversight, Management and Economic Stability Act. According to press reports, Padilla’s plan called for the Commonwealth’s government to improve financial reporting, consolidate branches of government, relax regulations and encourage investors to finance an assortment of projects.

At the meeting, the Commonwealth’s Treasury Secretary said that Puerto Rico had nearly $1 billion in unpaid bills and had written – but not sent – checks totaling $350 million. Carlos Garcia, a member of the oversight board, took issue with the government’s assessment of the situation, noting that Puerto Rico had “high tax collections” but was not providing essential services or paying its vendors or debt service obligations in full.

Austerity measures, the governor claimed, would have “terrible consequences … on the well-being of the Puerto Rican people.” Among the documents shared with the oversight board was a report by the Puerto Rico Fiscal Authority Agency and Financial Advisory Authority which showed that the government’s “net position” – assets minus liabilities – had grown threefold between 2006 and 2014, to a negative $50 billion.

The governor, who did not run for re-election and remains in office until January 2, 2017, pointed a finger at many culprits, including bond ratings agencies, the U.S. Congress and the prior administrations in the Commonwealth who put forth “misguided and unscrupulous public policies.” Even though the Commonwealth tapped the capital markets during his administration, the governor blamed bondholders for providing the financing the Commonwealth sought. Gov. Padilla renewed his appeal for federal legislation that could strengthen the Commonwealth’s economy.

On November 8, Ricardo Rosselló Nevares was elected governor of the Commonwealth. He is a member of the New Progressive Party and, according to a November 9 article in The Bond Buyer, his victory is expected to be a positive for bondholders. If bondholders can agree to extend the maturities on existing bonds, Rosselló said prior to the election, then

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Commonwealth issuers should agree to make their interest payments. It is not yet clear if the new governor will serve as the non-voting member of the oversight board, if Richard Ravitch will continue to serve in that capacity or if the governor will choose another representative.

Prior to Election Day – but well after the July 1 deadline – Gov. Padilla nominated five people to the board of directors of PREPA, the Commonwealth’s electric utility authority, as called for in the PREPA Revitalization Act. He also nominated three people to the Corporation for the Revitalization of Electrical Energy Authority, which is the entity that is expected to issue new bonds in accordance with the restructuring agreement between PREPA and its forbearing bondholders. While some business groups, unions and businesses have challenged the validity of the PREPA Revitalization Act, PREPA issued a statement in late October asserting its confidence that the Act is constitutional.

In other developments, the oversight board filed a statement October 21 urging U.S. District Court Judge Francisco Besosa to deny requests from plaintiffs in three consolidated cases to have PROMESA’s stay on litigation lifted. On November 2 the judge denied three plaintiffs’ requests, noting in one case that the plaintiffs “do not have standing to seek relief from the PROMESA stay because they show no ‘injury in fact.’” The board had argued that the “ongoing litigation is a major distraction” and asserted that time and resources “would be better spent negotiating the fiscal plans required by PROMESA.” The judge cautioned that the Commonwealth defendants “must not abuse or squander the ‘breathing room’ that the court’s decision fosters.”

Finally, in a press release issued in early November, Puerto Rico’s Treasury Secretary asserted that the Government Development Bank (the GDB) is “stable” but that its managers have “substantial doubt about the ability of the GDB to continue as a going concern.” The current stability exists, he said, because the GDB has limited weekly withdrawals to no more than $3 million. He recommended that municipalities and public corporations determine the portion of their deposits that may be “impaired” according to accounting standards. The following week, the government of Toa Baja, a city of 80,000, shut down briefly, and its mayor said that the GDB’s refusal to release more than $1 million in the city’s deposits was one of the factors in the shutdown. We believe politics may be at play in the Commonwealth’s decision to portray the GDB as a weakening entity.

Our team continues to be an active participant in negotiations with Puerto Rico officials. Shareholders should be confident that we will continue to work to protect our shareholders’ best interests.

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Fund Performance Discussion

Oppenheimer Rochester Limited Term Municipal Fund once again generated high levels of tax-free income during the most recent reporting period. For the 12-month reporting period ended September 30, 2016, the Class A shares provided a yield-driven total return of 5.35% at net asset value (NAV) and a distribution yield of 3.68% at NAV. The Fund’s Class A shares were ranked 2nd behind this Fund’s Class Y shares in Lipper’s Short-Intermediate Municipal Debt Funds category, and the distribution yield was 233 basis points higher than the category average. Additionally, the Fund outperformed the Bloomberg Barclays Municipal Bond 5 Year (4-6) Index, its benchmark, by 237 basis points. Tax-free income comprised three-quarters of the Fund’s total return this reporting period, further evidence supporting our focus on yield as the long-term driver of Fund performance.

MARKET OVERVIEW

The Federal Reserve Open Market Committee (FOMC) once again decided at the September 2016 meeting to leave the Fed Funds target interest rate between 0.25% and 0.50%. In its statement following the meeting, the FOMC noted that despite solid job growth – mostly caused as discouraged workers returned to the job market – the unemployment rate was “little changed.” The FOMC’s mandate includes fostering maximum employment and thus the FOMC decided to encourage the positive job growth trends by keeping rates low.

The average distribution yield in Lipper’s Short-Intermediate Municipal Debt Funds category was 1.35% at the end of this reporting period. At 3.68%, the distribution yield at NAV for this Fund’s Class A shares was 233 basis points higher than the category average.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	3.68%
Dividend Yield with sales charge	3.61
Standardized Yield	2.23
Taxable Equivalent Yield	3.94
Last distribution (9/27/16)	$0.014
Total distributions (10/1/15 to 9/30/16)	$0.178

Endnotes for this discussion begin on page 23 of this report.

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Other factors influencing the decision are inflation, which continues to run below the FOMC’s annual 2% target, and weak productivity gains, which the FOMC believes have the potential to inhibit economic growth over the long term. Thus, the reporting period ended as it began, with market watchers speculating about the timing and nature of FOMC decisions.

In December 2015, the Fed Funds target rate was increased to the current 0.25% to 0.50% range. The rate had been held to a range of zero to 0.25% for nearly 7 years, and the December 2015 increase was the first in nearly 10 years. Also in December, the Fed said it expected to raise the short-term Fed Funds rate four times in 2016.

After the March 2016 meeting, the number of likely 2016 increases was halved. By way of explanation, the Fed’s chairman Janet Yellen said “risks of raising rates too soon and derailing growth outweigh the hazards of the Fed needing to catch up to a sizzling economy.”

In the minutes of the July 2016 meeting, the FOMC asserted that another Fed Funds rate increase “was or would soon be warranted.” Ms. Yellen reiterated this position after the September 2016 meeting stating, “Although we don’t want the economy to overheat, the case for a rate increase has strengthened.”

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. No matter what the Fed does, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

On September 30, 2016, yields on high-grade municipal bonds at the short end of the yield curve were higher than they had been on September 30, 2015. Prices on high-grade munis with maturities of 3 years and longer rallied during the same period.

The average yield on 30-year, AAA-rated muni bonds was 2.37% on September, 2016, down 77 basis points from September 30, 2015. The average yield on 10-year, AAA-rated muni bonds was 1.53% on September 30, 2016, down 59 basis points from the September 2015 date, and the average yield on 1-year, AAA-rated muni bonds was 0.79%, up 52 basis points from the September 2015 date.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Limited Term Municipal Fund held more than 680 securities

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as of September 30, 2016. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was the second highest in Lipper’s Short-Intermediate Municipal Debt Funds category as of September 30, 2016, trailing only the distribution yield of this Fund’s Y shares. At 3.68% on that date, it was 233 basis points higher than the category average, which was 1.35%.

During this reporting period, market conditions created pressure on the dividends of many fixed income funds. This Fund’s Class A dividend, which was 1.5 cents per share at the outset of this reporting period, was reduced to 1.4 cents per share beginning with the August 2016 payout. In all, the Fund distributed 17.8 cents per Class A share this reporting period.

The tax-exempt status of the Fund’s distributions of net income remained a boon to investors seeking tax-free income. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 3.94%, based on the Fund’s standardized yield as of September 30, 2016, and the top federal income tax rates for 2016. As long-time investors know, yields and share prices move in opposite directions. When yields on fixed income funds rise, share prices fall and vice versa. Yields have historically contributed the lion’s share of the long-term total returns generated by bonds, and the Fund’s total return this reporting period reflects both competitive yields and NAV increases.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 19.5% of the Fund’s total assets (19.7% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco Master Settlement Agreement (MSA) and included in this Fund’s tobacco holdings. The Fund’s Puerto Rico holdings include general obligation (G.O.) securities, which are backed by the full faith and taxing authority of state and local governments, and securities from many different sectors.

Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. The Fund’s Puerto Rico holdings contributed favorably to the Fund’s total return this reporting period.

Investors should note that some of this Fund’s investments in securities issued in Puerto Rico are insured. In some cases, the debt-service obligations on insured securities were paid in full or in part by the insurer. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

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Puerto Rico remained in the headlines throughout this reporting period, with several significant developments occurring in June and July 2016: In June, the U.S. Supreme Court ruled on a Puerto Rico law our team had challenged and President Barack Obama signed the Puerto Rico Oversight, Management and Economic Stability Act, aka PROMESA, and, at the beginning of July, the Commonwealth defaulted on its G.O. payments and some other debt-service obligations that were due on the first of the month. As detailed later in this report, Puerto Rico issuers had a mixed record throughout this reporting period, making some payments on time and in full while defaulting on others.

On June 13, 2016, the U.S. Supreme Court held that Federal law preempts Puerto Rico from enacting its own bankruptcy laws and invalidated the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the Recovery Act), which the Commonwealth had enacted in 2014. The Justices upheld the rulings of two lower courts, saying that the Recovery Act, which would have enabled Puerto Rico to restructure the debt of its public utilities under the supervision of a Commonwealth court, was invalid.

As you may recall, the Recovery Act was passed in late June 2014 and Oppenheimer Rochester and Franklin Templeton filed suit immediately, challenging the legislation that was designed to allow PREPA (the Commonwealth’s electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) to restructure their debt. On February 6, 2015, a federal judge ruled that the “Recovery Act” violated the U.S. Constitution and was invalid. Five months later, a federal appeals court unanimously affirmed the judge’s decision. On August 21, 2015, the Commonwealth petitioned the U.S. Supreme Court to overturn the February 2015 federal district court ruling, and on December 4, 2015, the U.S. Supreme Court agreed to hear the Commonwealth’s appeal.

At the March 22, 2016 hearing, much of the discussion centered on a 1984 amendment to Chapter 9 bankruptcy code, which does not allow Puerto Rico municipalities or public corporations to file for Chapter 9 bankruptcy protection.

We are pleased that the U.S. Supreme Court upheld the lower courts’ decisions. We are long-term investors in Puerto Rico, and we are working constructively with a range of stakeholders to help return Puerto Rico to a sustainable financial footing.

On June 30, 2016, PROMESA was enacted, a new law that requires the government of Puerto Rico to develop a new fiscal plan, to develop and enact balanced budgets (and legislation) that conform to the fiscal plan, and to deliver audited financial results in a timely fashion. The law began to take shape after earlier proposals – a Puerto Rico Stability Act, a Puerto Rico Recovery Act of 2016 (not to be confused with the Recovery Act), and a Territories Relief Act – failed to gain traction in the U.S. Senate.

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The Rochester Portfolio Management Team

Scott Cottier, CFA Team Leader and Senior Portfolio Manager	Troy Willis, JD, CFA Team Leader and Senior Portfolio Manager	Mark DeMitry, CFA Senior Portfolio Manager	Michael Camarella, CFA Senior Portfolio Manager

Charlie Pulire, CFA Senior Portfolio Manager	Elizabeth Mossow, CFA Portfolio Manager

We note that PROMESA – which was passed with rare bipartisan support – seems to have successfully balanced the interests of many stakeholders. To quote from the law itself, PROMESA recognizes both the importance of providing Puerto Rico and its instrumentalities with “a method to achieve fiscal responsibility and access to the capital markets” and the need for debt restructuring proposals to be “feasible and in the best interest of creditors.”

The establishment of a federal control board, which is charged with mapping Puerto Rico’s path forward, has the potential to be PROMESA’s greatest strength, we believe, though a lot depends on the board’s composition and approach.

Several provisions, it appears, were designed to protect bondholders. To quote PROMESA, for example, any adjustment of debts must

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The Rochester Credit Research Team

Rich Stein, CFA Director of Credit Research	Chris Weiler, CFA Senior Credit Analyst	Bob Bertucci, CFA Senior Credit Analyst	Angela Uttaro Senior Credit Analyst

Matt Torpey, CFA Senior Credit Analyst	René Vecka, CFA Senior Credit Analyst	Jon Hagen, CFA Senior Credit Analyst	Alen Kreso, CFA Senior Credit Analyst

Chris Meteyer, CFA Credit Analyst	Clara Sanguinetti Credit Analyst	Chad Osterhout Credit Analyst

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“respect the relative lawful priorities or lawful liens, as may be applicable, in the constitution, other laws, or agreements of a covered territory or covered territorial instrumentality, in effect prior to the date of enactment of this Act.” Importantly, before any instrumentality of Puerto Rico can seek to restructure its debt, the federal control board must certify that the debtor (i.e., Puerto Rico or one of its instrumentalities) has made good faith efforts to reach a consensual restructuring with creditors; has delivered draft financial statements and has procedures in place to deliver timely audited financial statements, and has a fiscal plan, among other provisions.

The law also seeks to prevent the government of Puerto Rico from exercising “any control, supervision, oversight, or review” over the federal control board and makes it clear that neither Puerto Rico’s governor nor its legislature can “enact, implement, or enforce any statute, resolution, policy, or rule that would impair or defeat the purposes” of PROMESA.

Later in this reporting period, the roster for the PROMESA-mandated Congressional Task Force on Economic Growth for Puerto Rico was set. Sen. Orrin Hatch (R-Utah) will chair the group, which also includes Senators Marco Rubio (R-Florida), Bob Nelson (D-Florida) and Robert Menendez (D-New Jersey); Representatives Nydia Velazquez (D-New York), Tom MacArthur (R-New Jersey) and Sean Duffy (R-Wisconsin), and Resident Commissioner Pedro Pierluisi. The task force, which according to PROMESA has until year-end to make its recommendations, has already noted its concern about “the relative lack of reliable data pertaining to certain aspects of the economic, financial and fiscal situation in Puerto Rico.” Our team has voiced similar concerns.

At the end of August, the Obama administration announced the seven members of the federal oversight board that PROMESA established, and Gov. Alejandro García Padilla selected Dick Ravitch – a lawyer, real estate developer and, for a short time, the lieutenant governor of New York – as his appointed ex officio representative to the control board. The board met for the first time on the last day of this reporting period and chose Jose B. Carrión III, the president and principal partner of Hub International CLC, as its chairman. Our team remains hopeful that the oversight board and the Congressional task force will live up to stakeholders’ expectations.

In early September 2016, Francisco Besosa, a U.S. District Court judge, said he would not halt a lawsuit in which plaintiffs allege that Gov. Padilla violated PROMESA by declaring a moratorium on payments stipulated in the covenants for constitutionally backed debt. While PROMESA was to automatically stay any litigation against Puerto Rico and its instrumentalities, this ruling has the potential to benefit bondholders.

Shortly after President Barack Obama signed PROMESA, Puerto Rico announced its plans regarding its July 1, 2016 debt-service

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obligations, which totaled approximately $2 billion. As had been hinted, the Government Development Bank of Puerto Rico announced on July 1, 2016 that it would fail to make a $779 million payment on its G.O. debt. The Puerto Rico Infrastructure and Finance Authority (PRIFA), which had defaulted on payments earlier in the year, did not make its July 1 payments either.

PREPA made a full payment of principal and interest, as did the Municipal Finance Authority (MFA).

PRASA paid all of the principal and interest it owed on the securities held by Oppenheimer Rochester funds; while it failed to pay on rural development bonds, the Rochester funds do not hold these securities. PRASA and its creditors reached an agreement by which PRASA could delay payment on certain securities that had been guaranteed by the Commonwealth.

All of the interest and more than 70% of the principal owed on Public Building Authority (PBA) securities was paid on July 1, 2016. The Puerto Rico Highway and Transportation Authority (PRHTA) paid most of its debt, in part by tapping its debt-service reserve fund.

Interest on bonds backed by Puerto Rico’s sales tax revenues (so called COFINAs) was paid in full on July 1, 2016. The COFINAs are backed by the sales and use tax, which was raised to 11.5%, from 7.5%, on July 1, 2015.

In all, the Commonwealth and its instrumentalities paid slightly more than $900 million of the approximately $2 billion in principal and interest payments that were due July 1, 2016. Payments were also due August 1, 2016 on several Puerto Rico securities. The Rochester complex received 100% of the payments owed on its COFINA holdings and 100% of the payments owed on its MFA holdings. PRASA also made August 1, 2016 payments. However, the GDB, PRIFA and the Public Finance Corporation again failed to do so. The Commonwealth also failed to make an interest payment of $1.3 million on its G.O. debt, according to The Bond Buyer.

It is not yet clear how the Commonwealth’s decisions about its debt-service obligations will affect the long-term outlook for the island’s residents or its bondholders (many of whom reside in Puerto Rico). Investors should note that a decline in a fund’s net investment income can create dividend pressure.

It is also worth noting several other Puerto Rico-related developments that occurred during this reporting period. At the beginning of 2016, the Commonwealth made virtually all of the nearly $1 billion in payments due then. A full payment of $368 million was received to cover the debt-service obligations on Puerto Rico’s G.O. securities. PREPA also made a full payment of $215 million. Two authorities, PRIFA and the Puerto Rico Finance Corporation (PFC), defaulted on $37 million.

According to Gov. Padilla, these defaults were the result of the emergency measure

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he authorized to divert revenue and use it to ensure that other debt was paid in full. The Puerto Rican government decided not to make the PFC appropriation, and PRIFA revenues were subject to a “claw back.” Three bond insurers – Ambac, Assured Guaranty and FGIC –sued the Commonwealth, arguing that the revenues should not have been diverted. On January 31, 2016, the Commonwealth filed a motion to dismiss the suits filed by Ambac and Assured Guaranty, which were joined. The insurers’ cases were still pending at the end of this reporting period.

As expected, Puerto Rico made its February 1, 2016 COFINA payments. This bond payment had been 99% funded at the end of 2015 and totaled approximately $322 million. The MFA also made its payments on February 1. The PFC, however, did not honor its debt-service obligation on February 1.

On March 8, 2016, the governor agreed to postpone until June 1 a 6.5 percentage point increase in the Commonwealth’s business-to-business service tax. This decision also delayed Puerto Rico’s transition to a value-added tax (VAT), originally slated to begin April 1. Meanwhile, there were calls for the Commonwealth’s tax system to be overhauled, and the Puerto Rico Legislature passed a bill to stop the tax increases. The governor vetoed the bill, but both chambers of the Legislature overrode the governor, thus eliminating the proposed tax increases.

Issuers of Puerto Rico debt made $59 million of the $60 million in bond and note payments that were due April 1, 2016. The PFC again failed to honor its April 1 debt-service obligation.

On April 4, 2016, reports that the Government Development Bank (the GDB) had established new bank accounts prompted some investors to file a lawsuit in the U.S. District Court for Puerto Rico. The suit seeks a court order to prevent the GDB from diverting money into the new accounts.

The next day, Gov. Padilla proposed that he should be given the authority to declare a debt moratorium on all bonds issued by the Commonwealth’s public sector entities, including G.O. securities and COFINAs. The Puerto Rico Senate passed the measure in the early hours of April 5, the Puerto Rico House approved it the following day and the governor then signed it into law.

Soon after, Puerto Rico legislators began debating amendments that could make many Commonwealth securities ineligible for the debt moratorium. While the Puerto Rico House approved some exemptions, the Senate decided not to vote to exempt guaranteed debt and COFINAs from the debt moratorium.

Meanwhile, the governor declared a state of emergency for the GDB, halting payments to all but “essential services.” Also during April, a group of G.O. bondholders offered a debt-relief plan that included $750 million of new G.O.s; the Commonwealth came forth with revisions to its “voluntary” exchange offer; the Natural Resources Committee of the U.S.

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House postponed its vote on Puerto Rico-related legislation, and the GDB was said to be in negotiations to reduce the par value of about $120 million of its debt by 47%.

Things heated up when the governor announced that he had signed an executive order on April 30 to declare a moratorium on part of the GDB’s debt. The GDB defaulted on a $367 million principal payment on May 2 after reaching tentative forbearance agreements with two creditor groups. Oppenheimer Rochester Limited Term California Municipal Fund is the only fund in our complex with a GDB position, and its market value is less than one-hundredth of 1% of that fund’s assets.

Also during May, the Puerto Rico House unanimously voted to cancel a planned 4 percentage point increase in a business-to-business tax and to delay its shift to a VAT; a new corporation was established to help PRASA borrow for capital needs, and an agreement for PREPA to sell $111 million in 3-year notes to bondholders and insurance companies appeared to be on the rocks amid concerns about how the debt moratorium law could affect future debt payments. However, PREPA officials said that the restructuring agreements it had reached with bondholders were still on track.

Investors may recall that PREPA and many of its creditors, including this Fund, reached a forbearance agreement in August 2014: In the agreement, which was extended several times beyond March 31, 2015, its initial expiration date, the bondholders agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds, and PREPA agreed to a variety of financial terms; to make its July 1, 2015 payment, and to reach a comprehensive restructuring plan with its creditors by September 1, 2015.

On September 1, 2015, PREPA and the forbearing bondholders reached an agreement in principle on the major financial terms of a securitization transaction to lower PREPA’s debt-service costs. Although the proposed agreement would result in a reduction in the par value of PREPA’s existing bonds, we nevertheless believe the agreement – if implemented – will be a win for bondholders, PREPA and Puerto Ricans.

Investors are reminded that the new bond structure would be bankruptcy remote, which serves to protect bondholders from event risks; that the term sheet required that the new securitization bonds earn an investment-grade rating; that the deal requires approval by the Puerto Rico Legislature and high participation by all bondholders, and that insurers reach agreement with PREPA on the treatment of the insured bonds. If all goes as planned, bondholders will be further insulated from the risks and uncertainties related to any inefficiency in PREPA’s operations and will not incur the costs that would result from a lengthy and uncertain litigation process. While we expect that all parties will continue to work collaboratively, we remind investors

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that there is no guarantee of either a timeline or implementation.

In subsequent months, after gaining several extensions related to the debt-restructuring agreement, PREPA announced in December 2015 that it had reached agreement with at least 70% of its creditors and its bond insurers.

PREPA and its forbearing bondholders, a group that includes the Oppenheimer Rochester funds, set a January 21, 2016 deadline for the Puerto Rico Legislature to approve legislation related to the debt-restructuring agreement. No vote was taken by that date and, at the time, PREPA asked for an extension. The forbearing bondholders responded that the extension and a loan of $115 million were contingent on the approval of a surcharge for PREPA customers. After some back and forth, creditors agreed to provide $111 million of financing through the purchase of new bonds – half to be provided after the passage of the debt-restructuring legislation and the remainder after the securitization structure had been submitted to the Energy Commission for approval. PREPA accepted these terms and the deadline for the legislative vote was extended to February 16. The governor signed the debt-restructuring legislation and PREPA was given until March 1 to submit a rate proposal to the Commonwealth’s Energy Commission. All parties agreed to further extensions of the deadline, and the rate proposal was ultimately submitted in late May. Thereafter, the second half of the $111 million was invested in bonds with a 10% coupon and a July 2019 maturity.

On June 21, 2016, the commission agreed to an initial surcharge of 3.1-cent per kilowatt-hour. The following week, the commission added a provisional increase of 1.3 cents per kilowatt-hour, which is designed to help PREPA cover a gap of approximately $222 million in its operating income.

On June 30, 2016, the “Ad Hoc Group” of investors and several insurers agreed to buy an additional $264 million in PREPA securities, which enabled the electric utility to make its July 1 payment of $415 million. Also on that date, the restructuring agreement between the forbearing bondholders and PREPA was extended to December 15, 2016.

PRASA, meanwhile, announced that it will seek to sell $900 million in bonds through a new agency and to restructure another $1.1 billion in existing debt. In a July 12, 2016 television interview, the governor indicated that the bill authorizing these transactions was “more likely to be signed” than other bills on his desk.

A number of nationally recognized statistical ratings organizations (NRSROs) issued downgrades on some Puerto Rico bonds. According to reports in The Bond Buyer, both S&P Global Ratings (S&P) and Fitch downgraded Puerto Rico’s G.O. debt to D late in the reporting period. Additionally, S&P lowered the credit ratings of PRASA’s senior-lien revenue bonds; some securities issued

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by PRHTA, PBA and the PR Industrial, Tourist, Educational Medical and Environmental Control Facilities Financing Authority, and debt that had been guaranteed by the Commonwealth.

In other news, the government and various government officials were named in an assortment of lawsuits filed in June and July 2016. One case seeks to have the Commonwealth’s Moratorium Act declared illegal and unconstitutional. Another focuses on the PRHTA funds that were diverted to help pay G.O. debt obligations and support the Commonwealth’s general fund. A third invokes a provision of PROMESA in its argument that government funds should be used to pay G.O. debt-service obligations, and a fourth – by Assured Guaranty – argues that toll revenues on the bonds it has insured should not have been diverted.

Just before fiscal 2017 began, Puerto Rico’s governor signed the Commonwealth’s annual budget. While smaller than the $9.8 billion budget for fiscal 2016, the size of the new budget is a point of contention, with the government saying it’s a $9 billion budget while the minority leader of the Puerto Rico House says spending will total $9.6 billion once various ancillary budget bills are signed. Revenues for fiscal 2016, meanwhile, totaled $9.2 billion, less than had been anticipated but more than had been collected in fiscal 2015.

The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect their best interests.

Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. Our team’s commitment to protecting the interests of our shareholders is unwavering.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto

16        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Rico holdings can be found on page 3 of this report.

G.O. securities comprised 17.4% of total assets (17.5% of net assets) as of September 30, 2016. At the end of this reporting period, the G.O. holdings consisted of bonds issued in various municipalities, including insured bonds issued in the Commonwealth of Puerto Rico. While they have not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe, and many of our funds have overweight positions in these bonds relative to muni funds offered by other asset managers. Securities held in this sector contributed positively to Fund performance this reporting period.

U.S. government obligation bonds constituted 10.0% of the Fund’s total assets (10.0% of net assets) on September 30, 2016. This sector includes any securities held by the Fund that have been pre-refunded. In a pre-refunding, new securities with lower coupon rates are sold by a municipality to pay off debt that has higher interest rates. When a municipality issues a pre-refunding bond, the proceeds are escrowed in U.S. Treasury bonds and earmarked to pay off a previously issued bond. While pre-refundings tend to reduce the total income that can be distributed, the Treasury bonds that are purchased with the proceeds are backed by the full faith and credit of the U.S. government. This sector contributed positively to Fund performance this reporting period.

Municipal bonds backed by proceeds from the tobacco MSA, the national litigation settlement with U.S. tobacco manufacturers, represented 9.6% of the Fund’s total assets (9.7% of net assets) at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. During this reporting period, our long-term view of the sector continued to be bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full, and contributed positively to the Fund’s performance.

The sales tax sector represented 9.3% of the Fund’s total assets (9.4% of net assets) as of September 30, 2016. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue, and almost half the bonds in this sector were issued in Puerto Rico. During this reporting period, the sector contributed positively to the Fund’s total return.

As of September 30, 2016, the Fund was invested in the hospital/healthcare sector, which represented 8.6% of total assets (8.6% of net assets). Most of the Fund’s

17        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

holdings in this sector are investment grade though the Fund also invests across the credit spectrum in this sector. This sector includes one security issued in the Commonwealth of Puerto Rico. Collectively, the securities in this sector contributed positively to the Fund’s performance this reporting period.

The Fund’s holdings in municipal bonds issued by utilities represented 8.2% of total assets (8.3% of net assets) at the end of this reporting period. This set of holdings included electric utilities with 5.6% of total assets (5.6% of net assets), gas utilities with 1.2% of total assets (1.3% of net assets), water utilities with 1.1% of total assets (1.1% of net assets), and sewer utilities with 0.3% of total assets (0.3% of net assets) as of September 30, 2016. Our holdings in these sectors include securities issued by PREPA and PRASA. Each of these utility sectors contributed positively to the Fund’s total return this reporting period.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by valuable collateral. As of September 30, 2016, 7.5% of the Fund’s total assets (7.5% of net assets) were invested in the marine/aviation facilities sector. Our holdings in the sector contributed positively to Fund performance and included two bonds issued in the Commonwealth of Puerto Rico.

At the end of this reporting period, the Fund’s investments in the multifamily and single-family housing sectors represented

3.5% and 1.7% of the Fund’s total assets (3.5% and 1.8% of net assets), respectively. Despite the ongoing difficulties in the national housing market, the securities in these sectors continued to provide competitive levels of tax-free income this reporting period and contributed positively to the Fund’s total return. We believe that the Fund’s carefully selected holdings in these housing sectors are likely to bring benefit to investors over the long term. Both of these sectors contributed positively to the Fund’s performance this reporting period.

Tax increment financing (TIF) bonds constituted 2.7% of the Fund’s total assets (2.8% of net assets) on September 30, 2016. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance. TIFs also contributed positively to the Fund’s performance this reporting period.

The Fund continued to be invested in the highways and commuter facilities sector this reporting period, which represented 2.7% of total assets (2.7% of net assets) as of September 30, 2016. The bonds in this sector are used to build and maintain roadways and highway amenities, included several bonds issued in Puerto Rico, and contributed positively to Fund performance.

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Many sectors in which the Fund maintained relatively smaller investments as of September 30, 2016, also contributed positively to performance. Investors benefited this reporting period from the Fund’s holdings in sectors focused on tax increment financing (TIFs), highways and commuter facilities, municipal leases, resource recovery, higher education, and parking fee revenue, among others. A few of these sectors held bonds issued in Puerto Rico.

The government appropriations sector detracted from the Fund’s performance this reporting period. The Fund’s holdings in this sector are relatively small and include securities issued in Puerto Rico.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period and, in aggregate, contributed positively to this Fund’s total return. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This “maturity managed” Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 5 years or less for its portfolio. While the Fund invests primarily in investment-grade municipal securities, it may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of September 30, 2016, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result,

19        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 5% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. Our team also favors premium-coupon, callable bonds, which historically have been a positive for shareholders, delivering higher levels of tax-free income than shorter-maturity bonds while exhibiting less price volatility than their final maturities would suggest.

We regularly focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Scott S. Cottier, CFA Vice President, Senior Portfolio Manager and Team Leader

Troy E. Willis, CFA, J.D. Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio management team: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES
General Obligation	17.4%
U.S. Government Obligations	10.0
Tobacco Master Settlement Agreement	9.6
Sales Tax Revenue	9.3
Hospital/Healthcare	8.6
Marine/Aviation Facilities	7.5
Electric Utilities	5.6
Housing - Multi-Family	3.5
Tax Increment Financing (TIF)	2.7

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2016, and are based on total assets.

CREDIT ALLOCATION
	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	1.9%	0.3%	2.2%
AA	36.8	0.0	36.8
A	19.4	0.4	19.8
BBB	20.8	2.6	23.4
BB or lower	16.8	1.0	17.8
Total	95.7%	4.3%	100.0%

The percentages above are based on the market value of the securities as of September 30, 2016 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 9/30/16

	Without Sales Charge	With Sales Charge
Class A	3.68%	3.61%
Class B	2.80	N/A
Class C	2.84	N/A
Class Y	3.97	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/16

Class A	2.23%
Class B	1.52
Class C	1.54
Class Y	2.53

TAXABLE EQUIVALENT YIELDS

As of 9/30/16

Class A	3.94%
Class B	2.69
Class C	2.72
Class Y	4.47

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/16

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPITX)	11/11/86	5.35%	2.94%	2.99%	5.35%
Class B (OIMBX)	9/11/95	4.33	2.11	2.49	4.24
Class C (OITCX)	12/1/93	4.36	2.13	2.20	3.62
Class Y (OPIYX)	1/31/11	5.61	3.21	N/A	4.12

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/16

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPITX)	11/11/86	2.98%	2.47%	2.76%	5.27%
Class B (OIMBX)	9/11/95	0.33	1.94	2.49	4.24
Class C (OITCX)	12/1/93	3.36	2.13	2.20	3.62
Class Y (OPIYX)	1/31/11	5.61	3.21	N/A	4.12

22        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Bloomberg Barclays Municipal 5 Year (4-6) Index is the 4- to 6- year component of the Bloomberg Barclays Municipal Bond Index. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.014 for the 35-day accrual period ended September 27, 2016. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on September 27, 2016; for the yield with sales charge, the denominator is the Class A maximum

23        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0107, $0.0107 and $0.0151 respectively, for the 35-day accrual period ended September 27, 2016 and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended September 30, 2016 and either that date’s maximum offering price (for Class A shares) or NAV (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Short-Intermediate Municipal Debt Funds category is based on 65 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2016 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

24        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

25        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Actual	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During 6 Months Ended September 30, 2016
Class A	$1,000.00	$1,034.90	$5.30
Class B	1,000.00	1,028.80	9.22
Class C	1,000.00	1,028.90	9.12
Class Y	1,000.00	1,036.20	4.03

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.80	5.27
Class B	1,000.00	1,015.95	9.16
Class C	1,000.00	1,016.05	9.06
Class Y	1,000.00	1,021.05	4.00

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2016 are as follows:

Class	Expense Ratios
Class A	1.04%
Class B	1.81
Class C	1.79
Class Y	0.79

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

27        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS September 30, 2016

Principal Amount		Coupon	Maturity	Effective Maturity*	Value
Municipal Bonds and Notes—99.1%
Alabama—1.4%
$3,975,000	Fairfield, AL GO	6.000%	06/01/2031	12/11/2021A	$ 4,478,036
7,720,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2018	10/31/2016A	7,796,737
345,000	Jefferson County, AL Limited Obligation School Warrant	5.000	01/01/2024	10/31/2016A	346,991
4,725,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2019	10/31/2016A	4,752,263
8,110,000	Jefferson County, AL Limited Obligation School Warrant	5.500	01/01/2021	10/31/2016A	8,156,795
100,000	Jefferson County, AL Limited Obligation School Warrant	4.750	01/01/2025	10/31/2016A	100,577
460,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2023	10/31/2016A	462,654
50,000	Mobile, AL Limited Obligation Tax	5.500	02/15/2023	10/31/2016A	50,153
25,000	Talladega County, AL GO	5.250	01/01/2029	10/31/2016A	25,069
					26,169,275
Arizona—2.4%
4,380,000	Glendale, AZ Municipal Property Corp.	5.000	07/01/2025	01/01/2018A	4,594,708
4,540,000	Glendale, AZ Municipal Property Corp.	5.000	07/01/2026	01/01/2018A	4,761,370
4,220,000	Glendale, AZ Municipal Property Corp.	5.000	07/01/2024	01/01/2018A	4,428,468
3,470,000	Glendale, AZ Municipal Property Corp.	5.000	07/01/2022	01/01/2018A	3,645,443
3,635,000	Glendale, AZ Municipal Property Corp.	5.000	07/01/2023	01/01/2018A	3,816,932
645,000	Hassayampa, AZ Community Facilities District (Hassayampa Village Community)	7.750	07/01/2021	01/01/2017A	652,450
7,275,000	Navajo Nation, AZ	5.500	12/01/2030	12/01/2025A	8,275,895
4,110,000	Navajo Nation, AZ	5.000	12/01/2025	12/01/2025	4,554,085
310,000	Phoenix, AZ IDA (Gourmet Boutique West)	5.500	11/01/2017	05/03/2017B	279,087
8,350,000	Pima County, AZ IDA (Arizona Charter School)	5.375	07/01/2031	07/01/2020A	9,119,620
470,000	Pima County, AZ IDA (Excalibur Charter School)	5.000	09/01/2026	06/28/2022B	472,171
510,000	Tucson, AZ Airport Authority	5.350	06/01/2031	10/31/2016A	511,795
					45,112,024
Arkansas—0.0%
60,000	AR Devel. Finance Authority (Biosciences Institute College)	5.125	12/01/2028	10/31/2016A	60,027
165,000	AR Devel. Finance Authority (Madison Industrial Devel./ Community Living Obligated Group)	5.800	12/01/2020	10/31/2016A	165,564
					225,591

28        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*	Value
California—10.1%
$1,300,000	Alameda, CA Corridor Transportation Authority	5.450%[1]	10/01/2025	10/01/2017A	$ 1,360,385
2,500,000	Alameda, CA Corridor Transportation Authority	5.400 [1]	10/01/2024	10/01/2017A	2,614,875
2,365,000	Apple Valley, CA Public Financing Authority (Town Hall Annex)	5.000	09/01/2027	09/01/2017A	2,447,207
3,245,000	CA County Tobacco Securitization Agency (TASC)	5.750	06/01/2029	10/31/2016A	3,276,412
135,000	CA County Tobacco Securitization Agency (TASC)	6.000	06/01/2042	10/31/2016A	135,559
275,000	CA County Tobacco Securitization Agency (TASC)	5.000	06/01/2026	10/31/2016A	275,170
1,075,000	CA County Tobacco Securitization Agency (TASC)	5.500	06/01/2033	10/31/2016A	1,082,751
2,505,000	CA County Tobacco Securitization Agency (TASC)	5.875	06/01/2043	10/31/2016A	2,529,324
8,110,000	CA County Tobacco Securitization Agency (TASC)	5.875	06/01/2027	10/31/2016A	8,114,785
3,620,000	CA GO	6.500	04/01/2033	04/01/2019A	4,120,827
2,360,000	CA GO	5.375	06/01/2026	12/01/2016A	2,379,022
7,000,000	CA Health Facilities Financing Authority (SHlth/EMC/MCHlth/ MPHS/PAMFHCR&E/SCHosp/SCVH/ SEBH/SGMF/SHSSR/SMF/SMCCV Obligated Group) Floaters	1.060 [2]	08/15/2042	10/07/2016A	7,000,000
50,000,000	CA Health Facilities Financing Authority (Stanford Hospital)[3]	5.750	11/15/2031	09/30/2027A	59,283,500
3,000,000	CA HFA (Home Mtg.)	5.450	08/01/2028	08/01/2017A	3,042,270
960,000	CA HFA (Home Mtg.)	5.300	08/01/2023	08/01/2017A	978,106
50,000	CA HFA (Home Mtg.)	5.450	08/01/2033	02/01/2018A	52,106
455,000	CA HFA (Home Mtg.)	5.500	08/01/2042	02/01/2017A	465,333
260,000	CA HFA, Series B	4.800	02/01/2023	08/01/2017A	265,577
960,000	CA Public Works	6.625	11/01/2034	11/01/2018A	963,130
1,500,000	CA Public Works (Dept. of General Services)	6.125	04/01/2028	04/01/2019A	1,694,925
600,000	CA Public Works (Various Community Colleges)	5.750	10/01/2030	10/01/2019A	680,706
70,000	CA Public Works (Various Community Colleges)	5.200	09/01/2017	10/31/2016A	70,266
235,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	5.625	05/01/2029	11/01/2016A	238,866
10,000	CA Veterans GO, Series BZ	5.350	12/01/2021	10/31/2016A	10,030
220,000	Carson, CA Public Financing Authority (Remediation)	6.500	10/01/2036	10/01/2019A	254,412
350,000	Chico, CA Public Financing Authority	5.000	04/01/2019	10/31/2016A	351,267
4,130,000	El Centro, CA Financing Authority (El Centro Redevel.)	6.000	11/01/2021	04/26/2019A	4,690,937

29        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$2,500,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)	5.500%	09/01/2032	10/31/2016	A	$ 2,524,425
2,245,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)	5.000	10/01/2022	10/31/2016	A	2,252,970
4,785,000	Fullerton, CA Public Financing Authority	5.000	09/01/2023	03/01/2017	A	4,861,177
4,790,000	Fullerton, CA Public Financing Authority	5.000	09/01/2022	03/01/2017	A	4,866,257
2,750,000	Huntington Park, CA Public Financing Authority	5.000	09/01/2022	10/31/2016	A	2,759,460
1,930,000	Los Angeles, CA Dept. of Airports (Ontario International Airport)	5.000	05/15/2023	10/31/2016	A	1,936,948
3,585,000	Los Angeles, CA Multifamily Hsg. (LA Colorado Terrace)	5.200	11/20/2032	10/31/2016	A	3,592,385
1,750,000	Los Angeles, CA Unified School District COP	5.000	10/01/2024	10/01/2022	A	2,102,012
155,000	Maywood, CA Public Financing Authority	7.000	09/01/2028	10/31/2016	A	155,355
3,820,000	Montclair, CA Redevel. Agency Tax Allocation	5.300	10/01/2030	10/31/2016	A	3,831,154
4,010,000	Mountain House, CA Public Financing Authority Utility System	5.200	12/01/2032	11/17/2017	A	4,170,921
605,000	North City, CA West School Facilities Financing Authority Special Tax	5.000	09/01/2026	09/01/2022	A	731,106
310,000	Northern, CA Inyo County Local Hospital District	6.000	12/01/2021	05/26/2019	A	345,445
860,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108	7.500	09/02/2020	03/02/2017	A	882,996
25,000	Palm Springs, CA Financing Authority (Palm Springs Regional Airport)	5.500	01/01/2028	10/31/2016	A	25,095
90,000	Palmdale, CA COP (Park Improvement & Avenue South Construction)	5.000	09/01/2032	10/31/2016	A	90,272
125,000	Perris, CA Public Financing Authority (Central North)	6.750	10/01/2035	10/01/2018	A	139,117
2,000,000	Redding, CA Redevel. Agency Tax Allocation (Canby-Hilltop-Cyprus Redevel.)	5.000	09/01/2022	10/31/2016	A	2,007,100
230,000	Riverside County, CA Public Financing Authority COP	5.750	05/15/2019	05/29/2018	B	203,863
150,000	Riverside County, CA Redevel. Agency (215 Corridor Redevel.)	6.500	12/01/2021	08/09/2019	B	169,216
20,000	Rocklin, CA Unified School District Community District No. 1	4.625	09/01/2018	10/31/2016	A	20,059
5,000,000	Sacramento County, CA Airport System	5.750	07/01/2024	07/01/2018	A	5,416,100
5,785,000	Sacramento County, CA COP	5.000	02/01/2031	10/31/2016	A	5,804,380

30        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$5,395,000	Sacramento County, CA COP (Juvenile Courthouse)	5.000%	12/01/2034	10/31/2016	A	$ 5,413,882
25,000	Sacramento County, CA COP (Public Facilities)	4.400	06/01/2019	10/31/2016	A	25,078
10,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2020	10/01/2020		11,571
225,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2021	10/01/2021		267,514
1,000,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2021	10/01/2021		1,188,950
25,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2019	10/01/2019		28,073
600,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2020	10/01/2020		694,272
125,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2022	10/01/2022		152,121
150,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2017	10/01/2017		156,590
50,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2018	10/01/2018		54,224
425,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	6.125	01/01/2027	10/31/2016	A	426,883
500,000	San Jose, CA Redevel. Agency	5.000	08/01/2026	08/01/2017	A	517,005
1,500,000	South Bayside, CA Waste Management Authority (Shoreway Environmental)	6.250	09/01/2029	09/01/2019	A	1,721,640
11,740,000	Southern CA Tobacco Securitization Authority	4.750	06/01/2025	10/31/2016	A	11,927,253
110,000	Stockton, CA Public Financing Authority (Parking & Capital Projects)	5.375	09/01/2021	09/01/2021		109,896
6,615,000	Val Verde, CA Unified School District	5.500	08/01/2033	08/01/2018	A	7,164,442
3,200,000	West Covina, CA Public Financing Authority (Big League Dreams)	5.000	06/01/2030	10/31/2016	A	3,210,048

						190,335,003
Colorado—0.9%
2,000,000	CO Health Facilities Authority (Valley View Hospital Association)	5.500	05/15/2028	05/08/2018	A	2,136,460
3,900,000	CO Regional Transportation District (Denver Transportation Partners)	6.000	01/15/2034	07/15/2020	A	4,496,076
265,000	Denver, CO City & County Airport	6.125	11/15/2025	10/31/2016	A	266,243
4,290,000	Denver, CO City & County Airport	5.000	11/15/2025	11/15/2016	A	4,313,337
3,000,000	Denver, CO Convention Center Hotel Authority	5.250	12/01/2021	11/01/2016	A	3,010,800

31        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Colorado (Continued)
$3,000,000	Southglenn, CO Metropolitan District	3.500%	12/01/2026	01/15/2025	B	$ 2,961,960
						17,184,876
Connecticut—0.1%
335,000	CT H&EFA (Hospital for Special Care/HSC Community Services/ Foundation of Special Care Obligated Group)	5.250	07/01/2027	07/01/2017	A	345,284
1,840,000	Eastern CT Res Rec (Wheelabrator Lisbon)	5.500	01/01/2020	10/31/2016	A	1,852,034
						2,197,318
District of Columbia—4.4%
100,000	District of Columbia (Howard University)	6.250	10/01/2032	04/01/2021	A	109,550
200,000	District of Columbia (James F. Oyster Elementary School)	6.450	11/01/2034	11/01/2016	A	200,102
2,915,000	District of Columbia (United Negro College Fund)	6.875	07/01/2040	07/01/2020	A	3,545,981
5,000	District of Columbia Ballpark	5.000	02/01/2031	10/31/2016	A	5,018
100,000	District of Columbia Tax Increment (Mandarin Oriental Hotel)	5.250	07/01/2022	10/31/2016	A	100,384
24,435,000	District of Columbia Tobacco Settlement Financing Corp.	6.750	05/15/2040	10/31/2016	A	25,289,003
42,945,000	District of Columbia Tobacco Settlement Financing Corp.	6.500	05/15/2033	02/04/2021	B	53,079,059
300,000	Metropolitan Washington D.C. Airport Authority	5.000	10/01/2023	10/01/2017	A	311,919
						82,641,016
Florida—7.4%
570,000	Broward County, FL Fuel System (Ft. Lauderdale Fuel Facilities)	5.000	04/01/2029	04/01/2023	A	654,947
810,000	Broward County, FL Fuel System (Ft. Lauderdale Fuel Facilities)	5.000	04/01/2028	04/01/2023	A	935,048
245,000	Broward County, FL HFA	5.400	10/01/2038	01/16/2019	B	245,000
45,000	Broward County, FL HFA (Golden Villas)	6.750 [2]	10/01/2045	04/01/2017	A	45,673
20,000	Broward County, FL HFA (Heron Pointe Apartments)	5.650	11/01/2022	11/01/2016	A	20,055
20,000	Broward County, FL HFA (Heron Pointe Apartments)	5.700	11/01/2029	11/01/2016	A	20,042
615,000	Broward County, FL HFA (Pembroke Villas)	5.550	01/01/2023	10/31/2016	A	616,870
1,620,000	Cape Coral, FL Utility Improvement Assessment (Southwest 5 & Surfside Areas)	4.500	09/01/2024	09/01/2017	A	1,667,968
2,360,000	Cape Coral, FL Utility Improvement Assessment (Southwest 5 & Surfside Areas)	4.750	09/01/2025	09/01/2017	A	2,435,544

32        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Florida (Continued)
$1,945,000	Cape Coral, FL Utility Improvement Assessment (Southwest 5 & Surfside Areas)	4.500%	09/01/2023	09/01/2017	A	$ 2,004,400
2,070,000	Cape Coral, FL Utility Improvement Assessment (Southwest 5 & Surfside Areas)	4.500	09/01/2021	09/01/2017	A	2,134,770
1,815,000	Cape Coral, FL Utility Improvement Assessment (Southwest 5 & Surfside Areas)	4.500	09/01/2022	09/01/2017	A	1,870,430
30,000	Celebration, FL Community Devel. District	5.000	05/01/2022	11/01/2016	A	30,078
55,000	Celebration, FL Community Devel. District	5.000	05/01/2020	11/01/2016	A	55,156
550,000	Dade County, FL HFA (Golden Lakes Apartments)	5.950	11/01/2027	11/01/2016	A	550,847
380,000	Dade County, FL HFA (Golden Lakes Apartments)	6.000	11/01/2032	11/01/2016	A	380,562
770,000	Dade County, FL HFA (Golden Lakes Apartments)	6.050	11/01/2039	11/01/2016	A	771,209
70,000	Dade County, FL HFA (Golden Lakes Apartments)	5.900	11/01/2022	11/01/2016	A	70,138
20,000	Dade County, FL HFA (Siesta Pointe Apartments)	5.650	09/01/2017	10/31/2016	A	20,061
145,000	Dade County, FL HFA (Siesta Pointe Apartments)	5.700	09/01/2022	10/31/2016	A	145,722
230,000	Dade County, FL HFA (Siesta Pointe Apartments)	5.750	09/01/2029	10/31/2016	A	230,573
475,000	East Homestead, FL Community Devel. District[4]	7.250	05/01/2021	05/01/2021		512,530
3,195,000	Escambia County, FL Health Facilities Authority[4]	5.950	07/01/2020	08/29/2018	B	3,404,975
30,000	FL Agriculture & Mechanical University	5.300	07/01/2017	10/31/2016	A	30,115
20,000	FL Dept. of General Services (Florida Dept. of Management Services)	4.750	09/01/2032	10/31/2016	A	20,265
1,000,000	FL HEFFA (Nova Educational Facilities)	5.000	04/01/2022	04/01/2022		1,171,520
150,000	FL HFA	6.300	09/01/2036	10/31/2016	A	150,264
75,000	FL HFA (Stoddert Arms Apartments)	6.300	09/01/2036	10/31/2016	A	75,132
825,000	FL HFC (Homeowner Mtg.)	5.200	07/01/2028	07/01/2017	A	837,928
140,000	FL HFC (Peacock Run Apartments)	5.400	08/01/2042	10/31/2016	A	140,202
10,000	FL HFC (Pinnacle Lakes Apartments)	5.250	08/15/2028	10/31/2016	A	10,166
5,910,000	FL HFC (Valencia Trace of Orlando)	5.450	12/01/2035	10/31/2016	A	5,968,154
100,000	Fort Myers, FL Utility	5.000	10/01/2034	10/31/2016	A	100,350
435,000	Halifax, FL Hospital Medical Center	5.375	06/01/2031	06/01/2018	A	466,999
230,000	Hamal Community Devel. District, FL	4.750	05/01/2031	11/01/2016	A	232,935

33        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Florida (Continued)
$15,000	Hialeah Gardens, FL Health Facilities Authority (CHS/SJRNC/ VMNRC Obligated Group)	5.250%	08/15/2031	08/15/2017	A	$15,580
3,500,000	Hialeah Gardens, FL Health Facilities Authority (SJRNC/VMNRC/ SJR/CHFTEH/SANC Obligated Group)	5.250	08/15/2024	08/15/2017	A	3,635,275
10,000	Hialeah, FL Hsg. Authority	5.300	12/20/2018	10/31/2016	A	10,029
5,000,000	Hillsborough County, FL Aviation Authority	5.500	10/01/2028	10/01/2018	A	5,420,550
6,520,000	Hillsborough County, FL Aviation Authority	5.500	10/01/2027	10/01/2018	A	7,076,547
9,750,000	Jacksonville, FL EDC (Met Packaging Solutions)	5.875	06/01/2025	10/31/2016	A	9,781,200
2,910,000	Jacksonville, FL EDC (Met Packaging Solutions)	5.875	06/01/2031	10/31/2016	A	2,917,973
8,420,000	Jacksonville, FL EDC (Met Packaging Solutions)[4]	5.750	10/01/2024	10/31/2016	A	8,447,028
3,665,000	Jacksonville, FL EDC (Met Packaging Solutions)	5.500	10/01/2030	10/31/2016	A	3,673,466
5,525,000	Jacksonville, FL Port Authority	5.750	11/01/2026	11/01/2017	A	5,800,200
4,000,000	Jacksonville, FL Port Authority	5.750	11/01/2028	11/01/2017	A	4,190,320
6,045,000	Jacksonville, FL Port Authority	5.750	11/01/2021	11/01/2017	A	6,358,856
7,200,000	Jacksonville, FL Port Authority	5.750	11/01/2024	11/01/2017	A	7,567,488
150,000	Miami Beach, FL Water & Sewer	5.750	09/01/2025	10/31/2016	A	154,828
4,180,000	Miami, FL Special Obligation, Series A	6.000	02/01/2028	02/01/2021	A	4,955,223
4,000,000	Miami, FL Special Obligation, Series A	6.000	02/01/2029	02/01/2021	A	4,730,760
5,355,000	Miami, FL Special Obligation, Series A	5.750	02/01/2027	02/01/2021	A	6,277,506
4,500,000	Miami, FL Special Obligation, Series A	5.750	02/01/2025	02/01/2021	A	5,308,335
5,055,000	Miami, FL Special Obligation, Series A	5.750	02/01/2026	02/01/2021	A	5,939,726
1,095,000	Orlando, FL Community Redevel. Agency (Conroy Road District)	5.000	04/01/2023	04/01/2022	A	1,246,712
1,520,000	Orlando, FL Community Redevel. Agency (Conroy Road District)	5.000	04/01/2022	04/01/2022		1,736,281
1,200,000	Orlando, FL Tourist Devel. Tax	5.250	11/01/2023	11/01/2017	A	1,248,132
30,000	Palm Beach County, FL Health Facilities Authority (Harbours Edge)	6.000	11/15/2024	10/31/2016	A	30,080
110,000	Palm Beach County, FL HFA (Riverview House)	5.250	09/01/2031	10/31/2016	A	110,332
5,000	Palm Beach County, FL HFA (Riverview House)	5.150	09/01/2019	10/31/2016	A	5,013
1,225,000	Pembroke Harbor, FL Community Devel. District Special Assessment	7.000	05/01/2038	11/01/2016	A	1,242,052

34        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Florida (Continued)
$590,000	Poinciana, FL West Community Devel. District	5.875%	05/01/2022	05/01/2017	A	$596,596
3,100,000	Port St. Lucie, FL Special Assessment (Southwest Annexation District)	5.000	07/01/2033	07/01/2017	A	3,197,836
3,335,000	Port St. Lucie, FL Special Assessment (Southwest Annexation District)	5.000	07/01/2027	07/01/2017	A	3,440,253
25,000	Quincy, FL Utilities	5.000	10/01/2029	10/31/2016	A	25,036
234,585	Santa Rosa Bay, FL Bridge Authority	6.250	07/01/2028	03/11/2026	B	182,235
5,025,000	Seminole Tribe, FL Special Obligation	5.750	10/01/2022	10/01/2017	A	5,229,819
360,000	South-Dade, FL Venture Community Devel. District	4.250	05/01/2020	05/01/2020		386,492
190,000	Tamarac, FL Industrial Devel. (Sunbelt Precision Products)	6.500	08/01/2017	10/31/2016	A	190,163
50,000	Village Community Devel. District, FL	7.625	05/01/2017	11/01/2016	A	50,290
1,000,000	Waterford Estates, FL Community Devel. District Special Assessment[5]	5.125	05/01/2013	05/01/2013		599,790
78,844	Watergrass, FL Community Devel. District Special Assessment	6.960	11/01/2017	11/01/2017		79,159

						139,883,789
Georgia—0.8%
810,000	Albany-Dougherty, GA Payroll Devel. Authority (Proctor & Gamble Company)	5.300	05/15/2026	10/31/2016	A	812,154
20,000	Americus-Sumter County, GA Payroll Devel. Authority (GSW Foundation Student Hsg.)	5.000	06/01/2036	10/31/2016	A	20,069
1,000,000	Atlanta, GA Airport	5.000	01/01/2025	01/01/2022	A	1,164,040
25,000	Atlanta, GA GO	5.000	12/01/2016	12/01/2016	A	25,183
5,000	Bleckley Cochran, GA Devel. Authority (MGC Real Estate Foundation/Middle Georgia College Foundation Obligated Group)	4.625	07/01/2030	10/31/2016	A	5,015
15,000	Bleckley Cochran, GA Devel. Authority (MGCO Real Estate Foundation/MGCO Foundation Obligated Group)	5.000	07/01/2036	10/31/2016	A	15,052
8,210,000	GA Environmental Loan Acquisition Corp. (Local Water Authority)	5.125	03/15/2031	03/15/2021	A	8,635,032
10,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000	12/01/2023	10/31/2016	A	10,036
100,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000	12/01/2018	10/31/2016	A	100,360
1,600,000	GA Private Colleges & University Authority (Mercer University)	5.250	10/01/2027	10/01/2022	A	1,878,176
65,000	Macon-Bibb County, GA Industrial Authority	6.100	05/01/2018	11/01/2016	A	65,235
1,860,000	Randolph County, GA GO	5.000	04/01/2022	06/06/2020	B	2,114,336

35        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Georgia (Continued)
$10,000	Savannah, GA EDA (Snap Hsg. I, II, & III)	5.150%	11/20/2022	10/31/2016	A	$ 10,024
						14,854,712

Hawaii—0.7%
480,000	HI Harbor System, Series A	5.250	01/01/2018	10/31/2016	A	481,814
11,810,000	HI Hsg. & Community Devel. Corp. (Rent Hsg. System)	4.600	07/01/2025	10/31/2016	A	12,006,991
						12,488,805

Idaho—0.0%
20,000	ID Health Facilities Authority (Gritman Medical Center)	5.100	06/01/2028	10/31/2016	A	20,066
130,000	Power County, ID Industrial Devel. Corp. (FMC Corp.)	6.450	08/01/2032	10/31/2016	A	130,309
						150,375

Illinois—16.1%
1,980,000	Berwyn, IL Park District	5.375	12/01/2028	10/09/2018	A	2,067,100
6,555,000	Bolingbrook, IL GO	5.000	01/01/2030	01/01/2018	A	6,825,984
14,450,000	Carol Stream, IL Park District	5.500	01/01/2037	01/01/2018	A	15,293,735
2,600,000	Centerpoint, IL Intermodal Center Program	3.490[2]	06/15/2023	12/16/2016	A	2,602,470
5,170,000	Chicago, IL Board of Education	5.000	12/01/2026	12/01/2017	A	5,335,440
4,000,000	Chicago, IL Board of Education	6.000	01/01/2020	07/28/2018	B	4,207,600
100,000	Chicago, IL Board of Education	5.000	12/01/2022	10/31/2016	A	101,292
4,650,000	Chicago, IL Board of Education	5.000	12/01/2024	12/01/2017	A	4,799,358
32,965,000	Chicago, IL Board of Education[3]	5.250	12/01/2024	11/01/2023	A	35,010,459
5,000	Chicago, IL Board of Education	5.000	12/01/2017	10/31/2016	A	5,060
5,860,000	Chicago, IL Board of Education	5.250	12/01/2023	12/01/2018	A	6,237,736
10,000	Chicago, IL Building Acquisition COP	5.400	01/01/2018	10/31/2016	A	10,037
1,125,000	Chicago, IL GO	5.000	01/01/2028	10/31/2016	A	1,134,405
3,140,000	Chicago, IL GO	5.650[1]	01/01/2030	01/01/2017	A	3,177,429
6,365,000	Chicago, IL GO	5.000	01/01/2028	10/31/2016	A	6,418,211
10,000,000	Chicago, IL GO	5.000	01/01/2027	10/31/2016	A	10,107,200
175,000	Chicago, IL GO	5.000	01/01/2027	10/31/2016	A	175,612
860,000	Chicago, IL GO	5.250	01/01/2022	01/01/2018	A	889,171
19,000,000	Chicago, IL GO	5.000	01/01/2029	01/01/2017	A	19,167,010
10,000	Chicago, IL GO	5.000	01/01/2024	10/31/2016	A	10,084
10,000	Chicago, IL GO	5.000	01/01/2022	10/31/2016	A	10,080
15,000	Chicago, IL GO	5.000	01/01/2022	10/31/2016	A	15,052
250,000	Chicago, IL GO	5.000	01/01/2026	10/31/2016	A	252,090
345,000	Chicago, IL GO	5.000	01/01/2025	10/31/2016	A	347,750
30,000	Chicago, IL GO	5.000	01/01/2024	10/31/2016	A	30,239
210,000	Chicago, IL GO	5.000	01/01/2023	10/31/2016	A	211,674
10,000	Chicago, IL Multifamily Hsg. (Archer Courts Apartments)	5.500	12/20/2019	10/31/2016	A	10,028
75,000	Chicago, IL Multifamily Hsg. (Hearts United Apartments)	5.600	01/01/2041	10/31/2016	A	75,126

36        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Illinois (Continued)
$5,000	Chicago, IL Single Family Mtg., Series 2007-2I	5.750%	06/01/2039	06/01/2017	A	$ 5,360
1,385,000	Chicago, IL State University (Auxiliary Facilities System)	5.000	12/01/2018	10/31/2016	A	1,389,764
1,714,370	Chicago, IL Tax Increment COP (Metramarket Chicago)	6.870	02/15/2024	10/31/2016	A	1,720,439
70,000	Chicago, IL Wastewater	5.375	01/01/2032	01/01/2018	A	73,165
1,500,000	Cicero, IL GO	5.000	12/01/2026	12/01/2022	A	1,711,500
1,295,000	Cicero, IL GO	5.000	12/01/2023	12/01/2022	A	1,500,581
1,005,000	Cicero, IL GO	5.000	12/01/2024	12/01/2022	A	1,157,549
725,000	Cicero, IL GO	5.000	12/01/2025	12/01/2022	A	830,081
17,090,000	Cook County, IL GO	5.250	11/15/2033	11/15/2020	A	18,730,811
1,400,000	East Dundee, IL Tax Increment (Route 25 South Redevel.)	5.250	12/01/2022	12/01/2021	A	1,444,226
20,000	IL COP	5.800	07/01/2017	10/31/2016	A	20,049
425,000	IL COP	6.375	07/01/2017	10/31/2016	A	426,097
2,560,000	IL Dept. of Central Management Services COP	6.200	07/01/2017	10/31/2016	A	2,571,366
23,605,000	IL Devel. Finance Authority Environmental Facilities (Citgo Petroleum Corp.)	8.000	06/01/2032	10/31/2016	A	23,655,043
90,000	IL Educational Facilities Authority (Robert Morris College)	5.500	06/01/2017	10/31/2016	A	90,318
60,000	IL Finance Authority (Advocate Health Care)	6.250	11/01/2028	11/01/2018	A	66,665
2,000,000	IL Finance Authority (Benedictine University)	6.000	10/01/2028	10/01/2018	A	2,153,120
500,000	IL Finance Authority (Lake Forest College)	5.000	10/01/2022	05/23/2020	B	541,470
100,000	IL Finance Authority (NWCH/ NWCHC/NWCDSC Obligated Group)	5.375	07/01/2033	07/01/2018	A	107,827
6,350,000	IL Finance Authority (OSF Healthcare System)	5.750	11/15/2033	11/15/2017	A	6,700,329
100,000	IL Finance Authority (Palos Community Hospital/St. George Corp. Obligated Group)	5.000	05/15/2027	05/15/2017	A	102,606
335,000	IL Finance Authority (PHlth / PHN / PPH / PHP / PLC / PRC / PRMC / PSFH / PSJHC / PSM&EMC Obligated Group )	6.125	05/15/2025	05/15/2019	A	379,769
385,000	IL Finance Authority (PHN/PCTC/ PC&SHN/PLC/PCHN/PSSC/PHCr/ PBH/PAS/PHFBT Obligated Group)	6.125	05/15/2025	05/15/2019	A	436,451
10,595,000	IL Finance Authority (PHN/PCTC/ PC&SHN/PLC/PCHN/PSSC/PHCr/ PBH/PAS/PHFBT Obligated Group)	6.125	05/15/2025	05/15/2019	A	12,010,916

37        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Illinois (Continued)
$4,315,000	IL Finance Authority (PHN/PCTC/ PC&SHN/PLC/PCHN/PSSC/PHCr/ PBH/PAS/PHFBT Obligated Group)	7.750%	08/15/2034	08/15/2019	A	$ 5,142,444
45,000	IL Finance Authority (PHN/PCTC/ PC&SHN/PLC/PCHN/PSSC/PHCr/ PBH/PAS/PHFBT Obligated Group)	7.750	08/15/2034	08/15/2019	A	53,403
1,875,000	IL Finance Authority (Presence Health/Provena Senior Services Obligated Group)	6.000	05/01/2028	05/01/2020	A	2,208,169
20,000,000	IL Finance Authority (Rehabilitation Institute of Chicago)	6.500	07/01/2034	07/01/2018	A	21,805,200
700,000	IL Finance Authority (Roosevelt University)	5.125	04/01/2020	04/01/2017	A	708,771
170,000	IL Finance Authority (Roosevelt University)	5.400	04/01/2027	04/01/2017	A	171,749
650,000	IL Finance Authority (Roosevelt University)	5.125	04/01/2019	04/01/2017	A	658,567
20,000	IL Finance Authority (RUMC/RCMC/ RCF Obligated Group)	6.750	11/01/2024	11/01/2018	A	22,428
20,000	IL Finance Authority (RUMC/RCMC/ RCF Obligated Group)	6.375	11/01/2029	05/01/2019	A	22,796
1,385,000	IL Finance Authority (Silver Cross Hospital and Medical Centers/Silver Cross Health System Obligated Group)	5.500	08/15/2018	02/19/2018	B	1,426,481
125,000	IL GO	5.000	06/01/2029	12/01/2016	A	125,483
30,000	IL GO	5.000	09/01/2024	10/31/2016	A	30,223
1,300,000	IL GO	5.000	08/01/2025	08/01/2022	A	1,439,789
17,000,000	IL GO	5.250	02/01/2028	02/01/2019	A	17,946,730
20,000	IL GO	5.000	06/01/2020	10/31/2016	A	20,067
7,735,000	IL GO	5.000	03/01/2019	10/31/2016	A	7,811,499
105,000	IL GO	5.000	06/01/2027	10/31/2016	A	105,779
20,000	IL GO	5.000	03/01/2034	10/31/2016	A	20,198
4,970,000	IL GO	5.000	03/01/2028	10/31/2016	A	5,019,153
16,500,000	IL GO Floaters	1.090 [2]	03/01/2033	10/07/2016	A	16,500,000
1,000,000	IL Hsg. Devel. Authority (Anchor Senior Living/Greenwood Senior Living Obligated Group)	4.700	10/20/2026	10/31/2016	A	1,001,880
140,000	IL Medical District COP	5.250	06/01/2032	10/31/2016	A	140,221
50,000	IL Medical District COP	5.125	06/01/2026	10/31/2016	A	50,079
9,215,000	IL Sports Facilities Authority	5.500 [1]	06/15/2030	10/31/2016	A	9,249,741
485,000	Lemont, IL GO	4.850	12/01/2016	10/31/2016	A	486,688
10,000	Markham, IL Park District	5.900	12/01/2016	10/31/2016	A	10,035
220,000	Melrose Park, IL Water	5.200	07/01/2018	01/01/2017	A	222,288
275,000	Quad Cities, IL Regional EDA (Augustana College)	5.000	10/01/2024	10/01/2022	A	322,636
295,000	Quad Cities, IL Regional EDA (Augustana College)	5.000	10/01/2023	10/01/2022	A	342,471

38        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Illinois (Continued)
$450,000	Quad Cities, IL Regional EDA (Augustana College)	5.000%	10/01/2027	10/01/2022	A	$ 521,109
445,000	Quad Cities, IL Regional EDA (Augustana College)	5.000	10/01/2025	10/01/2022	A	518,861
400,000	Quad Cities, IL Regional EDA (Augustana College)	5.000	10/01/2026	10/01/2022	A	464,736
1,540,000	Saint Clair County, IL School District No. 189 East Saint Louis	5.500	01/01/2023	01/01/2023		1,537,274
770,000	Saint Clair County, IL School District No. 189 East Saint Louis	5.100	01/01/2020	01/13/2019	B	758,250
1,000,000	Saint Clair County, IL School District No. 189 East Saint Louis	5.375	01/01/2022	01/01/2022		996,750
545,000	Saint Clair County, IL School District No. 189 East Saint Louis	5.100	01/01/2020	01/01/2020		546,477
20,000	Saint Clair County, IL School District No. 189 East Saint Louis	5.000	01/01/2019	01/01/2019		20,113
1,000,000	Saint Clair County, IL School District No. 189 East Saint Louis	5.250	01/01/2021	01/01/2021		997,090
315,000	Southwestern IL Devel. Authority (Edwardsville Community Unit School District No. 7)	5.250	12/01/2020	12/01/2017	A	329,818
1,505,000	Yorkville, IL United City Special Services Area Special Tax	4.600	03/01/2025	08/20/2022	A	1,553,115

						303,661,495
Indiana—1.3%
35,000	De Kalb County, IN Redevel. Authority	6.000	07/15/2018	10/31/2016	A	35,155
3,500,000	Hammond, IN Local Public Improvement District	5.000	02/01/2024	02/01/2018	A	3,633,980
305,000	Hammond, IN Redevel. District (Marina Area)	6.000	01/15/2017	01/15/2017		306,153
500,000	IN Finance Authority (Butler University)	5.000	02/01/2022	02/01/2022		581,410
7,220,000	IN Finance Authority (Deaconess Health System)	6.000 [2]	03/01/2029	03/01/2021	C	8,574,255
3,910,000	IN Finance Authority (Ohio River Bridges East End Crossing)	5.000	01/01/2019	01/01/2017	A	3,954,809
500,000	IN Finance Authority (Sisters of St. Francis Health)	5.250	11/01/2024	11/01/2018	A	543,035
20,000	IN Hsg. & Community Devel. Authority (Single Family Mtg.)	6.450	01/01/2040	01/01/2017	A	20,651
1,470,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)	5.750	07/01/2030	04/22/2020	A	1,569,284
4,800,000	Lake County, IN Building Corp.	5.000	02/01/2024	11/23/2021	A	5,190,144

						24,408,876

39        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Kansas—1.0%
$525,000	Pittsburgh, KS Transportation Devel. District (N. Broadway-Pittsburgh Town Center)	4.800%	04/01/2027	03/29/2023	B	$ 503,654
1,625,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[3]	5.800	12/01/2038	10/31/2020	A	1,670,624
1,685,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[3]	5.875	06/01/2039	03/31/2024	A	1,774,275
35,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)	6.950	06/01/2029	12/01/2016	B	36,638
13,925,000	University of Kansas Hospital Authority (Kansas University Health System) Floaters	0.990 [2]	09/01/2045	10/07/2016	A	13,925,000
						17,910,191
Kentucky—0.5%
240,000	KY EDFA (Ashland Hospital)	6.000	02/01/2031	02/01/2018	A	251,854
485,000	KY EDFA (Ashland Hospital)	6.000	02/01/2033	02/01/2018	A	508,362
3,015,000	KY EDFA (Louisville Arena Authority)	5.750	12/01/2028	06/01/2018	A	3,187,428
3,815,000	KY EDFA (Owensboro Medical Health System)	6.000	06/01/2030	06/01/2020	A	4,326,859
45,000	Louisville & Jefferson County, KY Health System (Norton Healthcare/ Norton Hospitals Obligated Group)	5.250	10/01/2036	10/03/2016	A	45,017
						8,319,520
Louisiana—1.7%
70,000	Calcasieu Parish, LA Industrial Devel. Board (Citgo Petroleum Corp.)	6.000	07/01/2023	10/31/2016	A	70,136
1,750,000	Jefferson Parish, LA Hospital Service District No. 1 (West Jefferson Medical Center)	5.250	01/01/2028	01/01/2020	A	2,019,150
360,000	LA HFA (La Chateau)	7.250	09/01/2039	09/01/2019	A	376,164
2,635,000	LA HFA (La Chateau)	6.000	09/01/2020	01/17/2019	A	2,707,067
525,000	LA HFA (La Chateau)	6.000	09/01/2017	06/02/2017	B	530,386
500,000	LA Public Facilities Authority (Black & Gold Facilities)	5.000	07/01/2020	10/31/2016	A	501,275
1,465,000	LA Public Facilities Authority (Black & Gold Facilities)	5.000	07/01/2019	10/31/2016	A	1,468,912
4,000,000	LA Tobacco Settlement Financing Corp. (TASC)	5.500	05/15/2030	05/15/2020	A	4,555,080
12,110,000	LA Tobacco Settlement Financing Corp. (TASC)	5.000	05/15/2026	05/15/2017	A	12,419,895
7,000,000	LA Tobacco Settlement Financing Corp. (TASC)	5.500	05/15/2029	05/15/2019	A	7,678,020
5,000	Opelousas, LA General Hospital Authority (Opelousas General Health System)	5.300	10/01/2018	10/31/2016	A	5,020
						32,331,105

40        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Maine—0.0%
$35,000	ME H&HEFA (Bridgton Hospital/ Franklin Memorial Hospital/GINNE Obligated Group)	5.250%	07/01/2031	10/31/2016	A	$ 35,109
Maryland—0.0%
65,000	MD H&HEFA (Johns Hopkins Hospital)	5.500	07/01/2026	10/31/2016	A	65,170
Massachusetts—0.6%
540,000	MA Devel. Finance Agency (Avon Association)	5.000	04/01/2018	04/01/2018		563,576
3,220,000	MA Devel. Finance Agency (Boston Medical Center Corp.)	5.250	07/01/2024	07/01/2022	A	3,804,172
1,175,000	MA Devel. Finance Agency (Boston Medical Center Corp.)	5.250	07/01/2026	07/01/2022	A	1,367,289
1,660,000	MA Devel. Finance Agency (Plantation Apartments)	5.000	12/15/2024	10/31/2016	A	1,663,536
90,000	MA Educational Financing Authority, Series H	6.350	01/01/2030	07/01/2017	A	94,344
55,000	MA H&EFA (Boston Medical Center)	5.750	07/01/2031	07/01/2018	A	59,282
5,000	MA H&EFA (Boston Medical Center)	5.750	07/01/2031	07/01/2018	A	5,422
2,500,000	MA H&EFA (Milford Regional Medical Center)	5.000	07/15/2022	07/15/2017	A	2,575,225
1,705,000	MA HFA (Single Family Hsg.)	4.800	12/01/2027	12/01/2016	A	1,710,592
						11,843,438
Michigan—4.6%
297,840	Detroit, MI GO	5.000	04/01/2021	11/03/2016	A	297,840
36,840	Detroit, MI GO	5.375	04/01/2017	11/03/2016	A	36,840
38,750	Detroit, MI GO	5.000	04/01/2021	04/01/2018	A	41,155
200,000	Detroit, MI Water Supply System	5.750	07/01/2026	07/01/2018	A	215,914
855,000	Detroit, MI Water Supply System	5.500	07/01/2026	07/01/2018	A	919,339
400,000	Detroit, MI Water Supply System	5.000	07/01/2029	10/31/2016	A	401,440
580,000	Detroit, MI Water Supply System	5.000	07/01/2023	10/31/2016	A	582,158
1,935,000	Detroit, MI Water Supply System	5.000	07/01/2033	10/31/2016	A	1,941,385
270,000	Detroit, MI Water Supply System	5.750	07/01/2025	07/01/2018	A	291,781
3,255,000	Ecorse City, MI GO	5.800	11/01/2026	09/30/2020	A	3,542,905
2,125,000	MI Finance Authority (City of Detroit)	5.000	04/01/2028	04/01/2018	A	2,256,899
211,250	MI Finance Authority (City of Detroit)	5.000	04/01/2021	04/01/2018	A	224,362
3,560,000	MI Finance Authority (Local Government Loan Program)	5.000	11/01/2023	03/01/2017	A	3,795,280
6,895,000	MI Finance Authority (Local Government Loan Program)	5.000	11/01/2024	03/01/2017	A	7,334,625
7,250,000	MI Finance Authority (Local Government Loan Program)	5.000	11/01/2025	03/01/2017	A	7,697,180
7,620,000	MI Finance Authority (Local Government Loan Program)	5.000	11/01/2026	03/01/2017	A	8,076,209
10,010,000	MI Finance Authority (Local Government Loan Program)	5.000	11/01/2032	03/01/2017	A	10,508,999

41        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Michigan (Continued)
$8,855,000	MI Finance Authority (Local Government Loan Program)	5.000%	11/01/2029	03/01/2017	A	$ 9,337,243
8,010,000	MI Finance Authority (Local Government Loan Program)	5.000	11/01/2027	03/01/2017	A	8,474,981
1,820,000	MI Finance Authority (School District)	5.000	06/01/2019	06/01/2017	A	1,862,024
2,400,000	MI Finance Authority (School District)	5.000	06/01/2018	06/01/2017	A	2,454,984
1,500,000	MI Finance Authority (School District)	5.000	06/01/2017	06/01/2017	A	1,527,825
1,150,000	MI Finance Authority (School District)	5.000	06/01/2020	06/01/2017	A	1,190,491
20,000	MI Hospital Finance Authority (McLaren Health Care Corp.)	5.000	06/01/2025	06/01/2022	A	23,586
2,235,000	MI Hsg. Devel. Authority (Danbury Manor)	5.300[2]	06/01/2035	11/01/2016	A	2,239,425
50,000	MI Municipal Bond Authority	6.000	11/01/2023	11/01/2016	A	50,222
50,000	Negaunee, MI Sanitary Sewage Disposal System	4.800	01/01/2027	01/01/2017	A	50,490
4,930,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)	5.000	12/01/2027	12/01/2017	A	5,154,167
6,250,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)	5.000	12/01/2024	12/01/2017	A	6,537,188
30,000	Wayne County, MI Downriver Sewer Disposal	5.125	11/01/2018	11/01/2016	A	30,072

						87,097,009
Minnesota—0.1%
335,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2018	03/01/2018		344,377
345,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	09/01/2018	09/01/2018		357,965
160,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2017	03/01/2017		161,472
330,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	09/01/2017	09/01/2017		336,626

						1,200,440
Mississippi—1.2%
55,000	MS Business Finance Corp. (Mississippi Power Company)	5.150[2]	09/01/2028	10/31/2016	A	55,126
14,325,000	MS Business Finance Corp. (System Energy Resources)	5.875	04/01/2022	10/31/2016	A	14,840,557
8,110,000	MS Hospital Equipment & Facilities Authority (MBHS/MBMC Obligated Group)	5.000	08/15/2026	08/15/2017	A	8,353,867
100,000	MS Small Business Enterprise	4.750	12/01/2017	10/31/2016	A	100,263

						23,349,813

42        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Missouri—1.9%
$30,000	Cape Girardeau County, MO IDA (Procter & Gamble Company)	5.300%	05/15/2028	10/31/2016	A	$ 30,076
470,000	Maplewood, MO Tax (Maplewood South Redevel.)	5.200	11/01/2022	11/01/2016	A	470,818
775,000	Meadows, MO Transportation Devel. District	5.400	05/01/2035	05/01/2018	A	800,412
205,000	MO Environmental Improvement & Energy Resources Authority	5.500	07/01/2019	10/31/2016	A	205,837
15,000	MO Environmental Improvement & Energy Resources Authority	5.450	01/01/2018	10/31/2016	A	15,051
195,000	MO H&EFA (Rockhurst University)	6.500	10/01/2035	10/01/2018	A	215,875
20,000,000	MO H&EFA (SLHS/SLHOKC Obligated Group)	5.500	11/15/2028	11/15/2018	A	21,944,200
5,000	MO Monarch-Chesterfield Levee District	5.750	03/01/2019	10/31/2016	A	5,021
3,080,000	Raytown, MO Annual Appropriation-Supported Tax (Raytown Live Redevel. Plan)	5.125	12/01/2031	06/01/2017	A	3,156,815
585,000	Richmond Heights, MO Tax Increment & Transportation Sales Tax	5.200	11/01/2021	11/01/2016	A	586,176
3,705,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)	5.000	07/01/2024	07/01/2017	A	3,804,590
100,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)	6.250	07/01/2029	07/01/2019	A	112,327
1,215,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)	5.000	07/01/2026	07/01/2022	A	1,366,037
1,165,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)	5.000	07/01/2021	07/01/2021		1,325,502
1,345,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)	5.000	07/01/2024	07/01/2022	A	1,526,400
775,000	Strother, MO Interchange Transportation Devel. District (Lees Summit)	5.000	05/01/2024	11/01/2016	A	776,232

						36,341,369
Montana—0.0%
215,000	Crow, MT Finance Authority (Tribal)	5.700	10/01/2027	10/31/2016	A	215,699
Nebraska—0.1%
750,000	NE Central Plains Gas Energy	5.250	12/01/2018	12/01/2018		810,637
Nevada—2.0%
510,000	Clark County, NV Improvement District (Summerlin South Area)	5.000	02/01/2020	02/01/2020		543,839
840,000	Clark County, NV Improvement District (Summerlin South Area)	5.000	02/01/2021	02/01/2021		907,939
890,000	Clark County, NV Improvement District (Summerlin South Area)	5.000	02/01/2019	02/01/2019		933,690
770,000	Clark County, NV Improvement District (Summerlin South Area)	5.000	02/01/2017	02/01/2017		776,237

43        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Nevada (Continued)
$840,000	Clark County, NV Improvement District (Summerlin South Area)	5.000%	02/01/2018	02/01/2018		$ 865,712
755,000	Clark County, NV Passenger Facility	5.000	07/01/2023	07/01/2017	A	776,397
6,000,000	Henderson, NV Health Care Facility (DHlth/BMH/CmntyHOSB/MSrH/ SFMH/SNVMMH/CMF/SHSvcs Obligated Group)	5.250	07/01/2031	07/01/2017	A	6,153,900
180,000	Las Vegas, NV Special Improvement District No. 607	5.000	06/01/2024	06/01/2024		203,402
390,000	Las Vegas, NV Special Improvement District No. 607	5.000	06/01/2023	06/01/2023		439,148
430,000	Las Vegas, NV Special Improvement District No. 607	5.000	06/01/2022	06/01/2022		478,616
5,440,000	North Las Vegas, NV GO	5.000	05/01/2028	11/01/2016	A	5,442,774
10,875,000	North Las Vegas, NV GO	5.000	05/01/2030	11/01/2016	A	10,876,196
1,350,000	North Las Vegas, NV GO	5.000	05/01/2027	11/01/2016	A	1,351,107
1,440,000	North Las Vegas, NV GO	5.000	05/01/2024	11/01/2016	A	1,441,397
1,000,000	North Las Vegas, NV GO	5.000	05/01/2025	11/01/2016	A	1,000,900
3,725,000	North Las Vegas, NV Wastewater Reclamation System	5.000	10/01/2026	10/31/2016	A	3,727,533
1,705,000	North Las Vegas, NV Wastewater Reclamation System	5.000	10/01/2023	10/31/2016	A	1,706,654
160,000	North Las Vegas, NV Wastewater Reclamation System	5.000	10/01/2022	10/31/2016	A	160,163
20,000	Reno, NV Redevel. Agency (Downtown Redevel.)	5.000	09/01/2017	10/31/2016	A	20,057
						37,805,661
New Jersey—2.2%
5,000	Mount Holly, NJ Municipal Utilities Authority	4.750	12/01/2018	10/31/2016	A	5,017
595,000	NJ EDA (Motor Vehicle Surcharges)	5.250	07/01/2031	10/31/2016	A	600,331
4,670,000	NJ EDA (Motor Vehicle Surcharges)	5.250	07/01/2033	10/31/2016	A	4,711,843
70,000	NJ EDA (Municipal Rehabilitation)	4.625	04/01/2025	10/31/2016	A	70,223
990,000	NJ Educational Facilities Authority (Georgian Court University)	5.000	07/01/2027	07/01/2017	A	1,011,978
10,225,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital/Marillac Corp. Obligated Group)	5.250	07/01/2023	07/01/2017	A	10,567,640
55,690,000	NJ Tobacco Settlement Financing Corp.	5.302 [6]	06/01/2041	06/01/2017	A	14,866,445
8,970,000	NJ Tobacco Settlement Financing Corp.	5.389 [6]	06/01/2041	06/01/2017	A	2,331,752
6,835,000	NJ Transportation Trust Fund Authority	5.000	06/15/2032	06/15/2022	A	7,494,372
						41,659,601

44        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New Mexico—0.0%
$125,000	NM Hospital Equipment Loan Council (PHSvcs/BCHCC/PHCF Obligated Group)	6.125%	08/01/2028	08/01/2018	A	$ 136,849
New York—3.6%
5,000	Monroe County, NY Airport Authority (Greater Rochester International Airport)	4.000	01/01/2017	10/31/2016	A	5,009
600,000	NY Counties Tobacco Trust II (TASC)	5.625	06/01/2035	10/31/2016	A	601,176
2,575,000	NY Counties Tobacco Trust III (TASC)	6.000	06/01/2043	10/31/2016	A	2,576,519
4,410,000	NY Counties Tobacco Trust VI	6.000	06/01/2043	10/11/2026	B	5,159,612
2,070,000	NY Counties Tobacco Trust VI	5.625	06/01/2035	01/30/2023	B	2,347,484
1,960,000	NY TSASC, Inc. (TFABs)	4.750	06/01/2022	10/31/2016	A	1,961,940
5,055,000	Port Authority NY/NJ (JFK International Air Terminal)	5.750	12/01/2025	10/31/2016	A	5,155,645
40,000,000	Port Authority NY/NJ (JFK International Air Terminal)	6.500	12/01/2028	10/31/2016	A	41,197,600
4,855,000	Port Authority NY/NJ (JFK International Air Terminal)	5.750	12/01/2022	10/31/2016	A	4,961,567
3,500,000	Port Authority NY/NJ, 178th Series	5.000	12/01/2025	12/01/2023	A	4,260,340
						68,226,892
North Carolina—0.4%
2,000,000	NC Capital Facilities Finance Agency (Meredith College)	6.000	06/01/2031	06/01/2018	A	2,122,820
720,000	NC Medical Care Commission (AHA1HC / AHA3HC / AHA4HC / AHACHC / AHEHC / AHA7HC Obligated Group)	5.500	10/01/2024	10/31/2016	A	722,023
1,000,000	NC Medical Care Commission (AHACHC)	5.800	10/01/2034	10/31/2016	A	1,002,840
1,620,000	NC Medical Care Commission (Catholic Health East)	5.250	11/15/2022	05/15/2017	A	1,664,744
1,970,000	NC Medical Care Commission (Catholic Health East)	5.250	11/15/2023	05/15/2017	A	2,024,411
250,000	NC Medical Care Commission (Scotland Memorial Hospital)[4]	5.500	10/01/2019	10/31/2016	A	250,998
						7,787,836
Ohio—2.0%
2,910,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.125	06/01/2024	06/01/2024		2,848,279
1,210,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.375	06/01/2024	06/01/2024		1,205,475
1,500,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)	5.000	11/15/2026	11/15/2020	A	1,739,385
3,060,000	Cuyahoga County, OH Multifamily (Vesta-Cleveland)	5.300	08/20/2034	10/31/2016	A	3,064,804

45        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Ohio (Continued)
$610,000	Dayton-Montgomery County, OH Port Authority (Dayton Regional Bond Fund-Maverick)	5.125%	05/15/2022	05/02/2017	A	$ 614,691
270,000	Grove City, OH Tax Increment Financing	5.125	12/01/2016	12/01/2016		271,795
5,850,000	Hamilton County, OH Health Care Facilities (Christ Hospital)	5.250	06/01/2025	06/01/2022	A	6,972,498
5,000	Lake County, OH Sewer District Improvements	5.850	12/01/2016	10/31/2016	A	5,022
1,500,000	Lorain County, OH Port Authority (Kendal at Oberlin)	5.000	11/15/2030	11/15/2023	A	1,723,785
150,000	Lucas County, OH GO	6.500	12/01/2016	10/31/2016	A	150,742
290,000	Lucas, OH Metropolitan Hsg. Authority	5.250	09/01/2025	09/01/2021	A	334,097
305,000	Lucas, OH Metropolitan Hsg. Authority	5.250	09/01/2026	09/01/2021	A	349,637
320,000	Lucas, OH Metropolitan Hsg. Authority	5.250	09/01/2027	09/01/2021	A	366,080
205,000	Lucas, OH Metropolitan Hsg. Authority	5.250	09/01/2022	09/01/2021	A	240,399
260,000	Lucas, OH Metropolitan Hsg. Authority	5.250	09/01/2023	09/01/2021	A	303,826
275,000	Lucas, OH Metropolitan Hsg. Authority	5.250	09/01/2024	09/01/2021	A	319,754
20,000	OH HFA	5.250	09/01/2030	10/31/2016	A	20,035
1,000,000	OH River South Authority (Lazarus Building Redevel)	5.750	12/01/2027	12/01/2017	A	1,043,390
2,915,000	Penta, OH Career Center COP	5.250	04/01/2024	04/01/2022	A	3,427,953
2,080,000	Penta, OH Career Center COP	5.250	04/01/2025	04/01/2022	A	2,434,162
1,950,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400	02/15/2034	02/27/2030	B	1,851,915
1,300,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.300	02/15/2024	12/18/2020	B	1,260,610
3,480,000	Portage County, OH Port Authority (Northeast Ohio Medical University)	5.000	12/01/2026	06/01/2022	A	4,017,660
1,050,000	Ross County, OH Hospital (Adena Health System)	5.750	12/01/2035	12/01/2018	A	1,147,713
750,000	Ross County, OH Hospital (Adena Health System)	5.750	12/01/2028	12/01/2018	A	822,750
435,000	Summit County, OH Port Authority (University of Akron Student Hsg.)	5.250	01/01/2024	01/01/2021	A	500,402
935,000	Summit County, OH Port Authority (University of Akron Student Hsg.)	5.250	01/01/2024	01/01/2021	A	1,099,822

						38,136,681

46        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Oklahoma—0.0%
$675,000	Oklahoma County, OK HFA (Single Family Mtg.)	6.600%	10/01/2035	02/01/2017	A	$ 682,654
Oregon—0.0%
10,000	OR GO	5.375	08/01/2028	10/31/2016	A	10,024
20,000	OR GO (Alternate Energy)	5.000	07/01/2017	10/31/2016	A	20,073
30,000	OR GO (Elderly & Disabled Hsg.)	5.650	08/01/2026	10/31/2016	A	30,090
5,000	OR GO (Elderly & Disabled Hsg.)	5.800	08/01/2027	10/31/2016	A	5,015
25,000	OR GO (Elderly & Disabled Hsg.)	6.000	08/01/2026	10/31/2016	A	25,082
20,000	OR GO (Elderly & Disabled Hsg.)	5.600	08/01/2019	10/31/2016	A	20,069

						110,353
Other Territory—0.6%
2,381,537	Public Hsg. Capital Fund Multi- State Revenue Trust I	4.500	07/01/2022	07/01/2022		2,477,561
1,507,127	Public Hsg. Capital Fund Multi- State Revenue Trust II	4.500	07/01/2022	07/01/2022		1,558,731
6,054,705	Public Hsg. Capital Fund Multi- State Revenue Trust III	5.000	07/01/2022	07/01/2022		6,247,365

						10,283,657
Pennsylvania—1.9%
250,000	Bucks County, PA IDA (School Lane Foundation)	4.600	03/15/2017	03/15/2017		251,367
225,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries)	6.250	01/01/2024	01/01/2019	A	248,794
1,000,000	Delaware Valley, PA Regional Financial Authority	5.700	07/01/2027	07/01/2027		1,301,170
2,985,000	Luzerne County, PA GO	6.750	11/01/2023	11/01/2019	A	3,409,467
24,789	Northampton County, PA IDA (Northampton Generating)[7]	5.000	12/31/2023	12/31/2023		11,137
350,140	Northampton County, PA IDA (Northampton Generating)[7]	5.000	12/31/2023	12/31/2023		160,256
725,000	PA HEFA (California University of Pennsylvania Student Assoc.)	6.750	09/01/2020	10/31/2016	A	727,132
25,000	PA HEFA (University of the Arts)	5.500	03/15/2020	10/31/2016	A	25,080
1,970,000	PA HEFA (Ursinus College)	5.000	01/01/2027	01/01/2022	A	2,254,783
785,000	PA HEFA (Ursinus College)	5.000	01/01/2025	01/01/2022	A	903,967
16,465,000	PA HFA (Single Family Mtg.)	4.650	10/01/2031	10/31/2016	A	16,490,356
2,065,000	Philadelphia, PA Gas Works	5.000	10/01/2021	10/01/2017	A	2,150,181
2,745,000	Reading, PA GO	5.625	11/15/2020	02/27/2019	B	2,857,737
5,770,000	Westmoreland County, PA Municipal Authority Floaters	0.990 [2]	08/15/2037	10/07/2016	A	5,770,000

						36,561,427
Rhode Island—0.4%
15,000	Exeter West Greenwich, RI Regional School District	5.000	09/15/2017	10/31/2016	A	15,055
25,000	Providence, RI Public Building Authority (School & Public Facilities)	5.250	12/15/2018	10/31/2016	A	25,056

47        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Rhode Island (Continued)
$95,000	Providence, RI Public Building Authority, Series A	5.375%	12/15/2021	10/31/2016	A	$ 95,369
5,000	Providence, RI Public Building Authority, Series A	5.125	12/15/2017	10/31/2016	A	5,015
1,060,000	RI Clean Water Finance Agency (Triton Ocean)	5.800	09/01/2022	10/31/2016	A	1,062,215
5,000,000	RI Health & Educational Building Corp. (EPBH/RIH/TMH Obligated Group)	7.000	05/15/2039	05/15/2019	A	5,787,000
520,000	RI Health & Educational Building Corp. (Public Schools Financing Program)	6.000	05/15/2029	05/15/2019	A	570,279
80,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)	6.500	04/01/2027	10/31/2016	A	80,647
185,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)	5.150	04/01/2022	04/01/2017	A	187,910
						7,828,546
South Carolina—0.4%
50,000	Greenville County, SC Airport (Donaldson Industrial Air Park)[4]	6.125	10/01/2017	10/01/2017		50,501
6,000,000	Greenville County, SC School District	5.000	12/01/2024	12/01/2016	A	6,043,980
210,000	Lee County, SC School Facilities, Series 2006	6.000	12/01/2019	12/01/2017	A	222,232
270,000	Lee County, SC School Facilities, Series 2006	6.000	12/01/2027	12/01/2017	A	283,975
1,735,000	SC Connector 2000 Assoc. Toll Road, Series B	2.634 [6]	01/01/2021	01/01/2021		1,249,096
720,000	SC Connector 2000 Assoc. Toll Road, Series B	3.416 [6]	01/01/2026	01/01/2026		359,993
						8,209,777
Tennessee—0.0%
190,000	Jackson, TN Hospital (Jackson- Madison County General Hospital)	5.500	04/01/2033	04/01/2018	A	202,191
510,000	Jackson, TN Hospital (Jackson- Madison County General Hospital)	5.500	04/01/2033	04/01/2018	A	545,455
						747,646
Texas—3.5%
150,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[5]	6.750	10/01/2038	10/01/2038		5,214
60,000	Collin County, TX HFC (Community College District Foundation)	5.250	06/01/2023	10/31/2016	A	60,012
3,000,000	Dallas County, TX Utility & Reclamation District	5.375	02/15/2029	02/15/2017	A	3,051,420
6,955,000	Dallas-Fort Worth, TX International Airport	5.000	11/01/2029	11/01/2018	A	7,462,924
1,000,000	Dallas-Fort Worth, TX International Airport	5.000	11/01/2026	11/01/2022	A	1,187,780

48        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Texas (Continued)
$1,200,000	Dallas-Fort Worth, TX International Airport	5.000%	11/01/2027	11/01/2022	A	$ 1,423,560
35,000	Del Rio, TX Airport	5.400	07/01/2019	10/31/2016	A	35,136
50,000	Eagle Pass, TX Waterworks & Sewer	5.050	12/01/2017	10/31/2016	A	50,184
7,455,000	El Paso, TX Downtown Devel. Corp. (Downtown Ballpark Venue)	7.000	08/15/2023	08/15/2017	A	7,860,552
5,000,000	El Paso, TX Downtown Devel. Corp. (Downtown Ballpark Venue)	7.000	08/15/2027	08/15/2017	A	5,272,000
440,000	Gonzales, TX Healthcare System	5.500	08/15/2019	10/31/2016	A	441,667
340,000	Gulf Coast, TX IDA Solid Waste (Citgo Petroleum Corp.)	8.000	04/01/2028	10/31/2016	A	340,775
4,660,000	Harris County, TX GO	5.000	10/01/2029	10/01/2021	A	5,447,540
12,210,000	Harris County, TX HFDC (St. Luke’s Episcopal Hospital)	6.750	02/15/2021	10/31/2016	A	13,180,695
10,000,000	Harris County, TX Hospital District	5.125	02/15/2032	02/15/2017	A	10,156,700
275,000	Houston, TX Airport Special Facilities (Continental Airlines)	5.500	07/15/2017	10/31/2016	A	276,103
5,000	Houston, TX Airport System	5.125	07/01/2032	10/31/2016	A	5,016
40,000	Houston, TX Airport System	5.000	07/01/2032	10/31/2016	A	40,142
615,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)	5.875	05/15/2021	06/26/2019	B	688,388
1,750,000	Houston, TX Independent School District	5.000	02/15/2020	02/15/2017	A	1,777,807
620,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)[5]	6.450 [2]	06/01/2021	06/01/2021		21,551
4,030,000	Texas City, TX Industrial Devel. Corp. (ARCO Pipe Line Co.)	7.375	10/01/2020	10/01/2020		4,928,005
235,000	Trinity, TX River Authority (TXU Energy Company)[5]	6.250	05/01/2028	05/01/2028		8,169
1,185,000	TX Dept. of Hsg. & Community Affairs (Skyway Villas)	5.450	12/01/2022	10/31/2016	A	1,186,908
15,000	TX Lower Colorado River Authority	5.000	05/15/2031	10/31/2016	A	15,051
1,270,000	TX Multifamily Hsg. Revenue Bond Pass-Through Certificates (Skyway Villas)	5.950	11/01/2034	10/31/2016	A	1,271,791
50,000	Ysleta, TX Independent School District	5.375	11/15/2024	11/15/2016	A	50,295

						66,245,385
Vermont—0.5%
25,000	VT Educational & Health Buildings Financing Agency (CSAC / NWCSS / RMHS / WCMHS Obligated Group)	5.375	02/15/2023	02/15/2017	A	25,562
1,025,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000	10/01/2022	10/01/2022		1,205,728
1,000,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000	10/01/2023	10/01/2022	A	1,172,290

49        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Vermont (Continued)
$2,020,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000%	10/01/2021	10/01/2021		$ 2,328,959
1,830,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000	10/01/2019	10/01/2019		2,016,513
1,820,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000	10/01/2020	10/01/2020		2,052,196
						8,801,248
Virginia—0.7%
6,340,000	Suffolk, VA Redevel. & Hsg. Authority (Henrico-Richmond)	5.000	08/01/2036	10/31/2016	A	6,380,513
6,400,000	VA Hsg. Devel. Authority, Series A1	5.000	10/01/2026	07/01/2017	A	6,542,528
772,000	Watkins Centre, VA Community Devel. Authority	5.400	03/01/2020	10/31/2016	A	773,683
						13,696,724
Washington—0.6%
175,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)	5.600	03/01/2028	10/31/2016	A	175,089
10,000	King County, WA Hsg. Authority (Rural Preservation)	5.750	01/01/2028	01/01/2017	A	10,028
4,975,000	Seattle, WA Hsg. Authority (High Rise Rehab III)	5.150	11/01/2027	11/01/2017	A	5,164,349
40,000	Seattle, WA Hsg. Authority (Holly Park)	5.750	01/01/2020	01/01/2017	A	40,028
1,540,000	Skagit County, WA Public Hospital District No. 1 (Skagit Valley Hospital)	5.500	12/01/2030	10/31/2016	A	1,544,959
1,500,000	WA Health Care Facilities Authority (Catholic Health Initiatives)	6.250	10/01/2028	10/01/2018	A	1,650,870
2,000,000	WA Health Care Facilities Authority (Virginia Mason Medical Center)	5.500	08/15/2042	08/15/2017	A	2,071,920
						10,657,243
West Virginia—0.2%
3,500,000	WV EDA (Morgantown Associates)	2.875	12/15/2026	02/13/2022	B	3,520,930
Wisconsin—0.1%
150,000	WI H&EFA (Beloit College)	5.250	06/01/2025	06/01/2020	A	172,842
100,000	WI H&EFA (Prohealth Care/ Waukesha Memorial Hospital/Prohealth Care Obligated Group)	6.375	02/15/2029	02/15/2019	A	112,905
195,000	WI H&EFA (Richland Hospital)	5.375	06/01/2028	10/31/2016	A	195,289
940,000	WI Hsg. & EDA, Series B	5.750	11/01/2025	05/01/2020	A	1,038,747
						1,519,783

50        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Wyoming—2.0%
$37,780,000	Sweetwater County, WY Solid Waste (FMC Corp.)	5.600%	12/01/2035	10/31/2016	A	$ 37,925,453
45,000	WY Community Devel. Authority	4.375	06/01/2017	12/01/2016	A	45,092
						37,970,545
U.S. Possessions—20.7%
1,000,000	Puerto Rico Aqueduct & Sewer Authority	5.000	07/01/2025	07/01/2018	A	1,033,840
11,680,000	Puerto Rico Children’s Trust Fund (TASC)	5.375	05/15/2033	10/14/2020	B	11,650,333
120,000	Puerto Rico Children’s Trust Fund (TASC)	5.625	05/15/2043	11/20/2032	B	119,810
6,015,000	Puerto Rico Children’s Trust Fund (TASC)	5.500	05/15/2039	10/31/2016	A	6,059,812
300,000	Puerto Rico Commonwealth GO13	5.250	07/01/2017	10/31/2016	A	300,900
4,860,000	Puerto Rico Commonwealth GO5	5.500	07/01/2017	07/01/2017		3,083,378
125,000	Puerto Rico Commonwealth GO13	5.000	07/01/2017	07/01/2017		128,271
8,500,000	Puerto Rico Commonwealth GO5	5.250	07/01/2024	07/01/2024		5,352,025
3,000,000	Puerto Rico Commonwealth GO5	5.250	07/01/2025	07/01/2025		1,889,610
105,000	Puerto Rico Commonwealth GO5	5.250	07/01/2017	07/01/2017		66,606
300,000	Puerto Rico Commonwealth GO13	6.000	07/01/2033	10/31/2016	A	300,663
515,000	Puerto Rico Commonwealth GO13	5.250	07/01/2024	07/01/2021	A	560,778
22,765,000	Puerto Rico Commonwealth GO5	6.000	07/01/2029	07/01/2029		14,437,108
100,000	Puerto Rico Commonwealth GO13	5.000	07/01/2023	07/01/2017	A	101,881
15,580,000	Puerto Rico Commonwealth GO5	5.125	07/01/2024	07/01/2024		9,809,947
1,125,000	Puerto Rico Commonwealth GO13	6.000	07/01/2027	07/01/2018	A	1,172,711
110,000	Puerto Rico Commonwealth GO13	7.108 [6]	07/01/2017	07/01/2017		106,946
1,005,000	Puerto Rico Commonwealth GO13	5.500	07/01/2017	07/01/2017		1,035,039
6,510,000	Puerto Rico Commonwealth GO13	5.500	07/01/2018	07/01/2018		6,811,608
2,890,000	Puerto Rico Commonwealth GO13	5.500	07/01/2018	07/01/2018		3,051,406
45,000	Puerto Rico Commonwealth GO13	5.250	07/01/2017	07/01/2017		46,261
90,000	Puerto Rico Commonwealth GO13	7.480 [6]	07/01/2019	07/01/2019		80,977
140,000	Puerto Rico Commonwealth GO5	5.500	07/01/2026	07/01/2026		88,287
13,000,000	Puerto Rico Commonwealth GO8,13	2.105	07/01/2018	07/01/2018		12,750,140
4,245,000	Puerto Rico Commonwealth GO8,13	2.125	07/01/2019	07/01/2019		4,107,802
4,160,000	Puerto Rico Commonwealth GO8,13	2.145	07/01/2020	07/01/2020		3,985,114
2,160,000	Puerto Rico Commonwealth GO5	5.500	07/01/2027	07/01/2027		1,356,610
5,250,000	Puerto Rico Commonwealth GO5	5.500	07/01/2026	07/01/2026		3,310,755
655,000	Puerto Rico Commonwealth GO13	5.250	07/01/2021	10/31/2016	A	656,140
899,595	Puerto Rico Electric Power Authority	10.000	07/01/2021	07/01/2021		714,151
299,864	Puerto Rico Electric Power Authority	10.000	01/01/2022	01/01/2022		237,940
299,865	Puerto Rico Electric Power Authority	10.000	07/01/2022	07/01/2022		237,941
1,199,459	Puerto Rico Electric Power Authority	10.000	07/01/2019	07/01/2019		957,507
1,199,460	Puerto Rico Electric Power Authority	10.000	07/01/2019	07/01/2019		957,508
899,595	Puerto Rico Electric Power Authority	10.000	01/01/2021	01/01/2021		714,151
5,685,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2028	07/01/2028		3,831,292
4,295,000	Puerto Rico Electric Power Authority, Series CCC[9]	5.250	07/01/2028	07/01/2028		2,894,529

51        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$56,565,000	Puerto Rico Electric Power Authority, Series CCC[9]	5.250%	07/01/2026	11/30/2025	B	$ 38,124,244
40,000	Puerto Rico Electric Power Authority, Series DDD	5.000	07/01/2023	07/01/2020	A	42,518
5,770,000	Puerto Rico Electric Power Authority, Series LL	5.500	07/01/2017	07/01/2017		5,928,848
75,000	Puerto Rico Electric Power Authority, Series LL	5.500	07/01/2018	07/01/2018		79,197
1,000,000	Puerto Rico Electric Power Authority, Series PP	5.000	07/01/2023	10/31/2016	A	1,001,540
3,735,000	Puerto Rico Electric Power Authority, Series RR	5.000	07/01/2021	10/31/2016	A	3,780,455
550,000	Puerto Rico Electric Power Authority, Series RR	5.000	07/01/2022	10/31/2016	A	551,853
100,000	Puerto Rico Electric Power Authority, Series RR	5.000	07/01/2025	07/01/2025		86,014
6,500,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2022	10/31/2016	A	6,579,105
1,000,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2023	10/31/2016	A	1,012,170
2,000,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2021	10/31/2016	A	2,024,340
300,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2017	10/31/2016	A	303,651
790,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2020	10/31/2016	A	796,992
5,560,000	Puerto Rico Electric Power Authority, Series TT9	5.000	07/01/2025	07/01/2025		3,747,829
1,380,000	Puerto Rico Electric Power Authority, Series TT9	5.000	07/01/2017	07/01/2017		971,244
740,000	Puerto Rico Electric Power Authority, Series UU	4.000	07/01/2018	07/01/2018		762,437
550,000	Puerto Rico Electric Power Authority, Series UU	4.500	07/01/2018	07/01/2018		571,379
1,705,000	Puerto Rico Electric Power Authority, Series VV	5.250	07/01/2025	07/01/2025		1,831,647
5,000,000	Puerto Rico Electric Power Authority, Series WW9	5.000	07/01/2028	07/13/2027	B	3,369,750
250,000	Puerto Rico Electric Power Authority, Series XX9	5.250	07/01/2027	07/01/2027		168,493
6,280,000	Puerto Rico Electric Power Authority, Series ZZ9	5.000	07/01/2017	07/01/2017		4,419,864
1,060,000	Puerto Rico Electric Power Authority, Series ZZ9	5.250	07/01/2026	07/01/2026		714,429
1,180,000	Puerto Rico Electric Power Authority, Series ZZ9	5.250	07/01/2025	07/01/2025		795,379
5,000,000	Puerto Rico Electric Power Authority, Series ZZ9	5.250	07/01/2018	07/01/2018		3,392,700

52        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$170,000	Puerto Rico Highway & Transportation Authority	5.000%	07/01/2018	10/31/2016	A	$170,369
230,000	Puerto Rico Highway & Transportation Authority	5.250	07/01/2022	07/01/2022		251,208
1,010,000	Puerto Rico Highway & Transportation Authority	5.250	07/01/2018	07/01/2018		1,052,501
25,000	Puerto Rico Highway & Transportation Authority	5.500	07/01/2017	07/01/2017		25,678
790,000	Puerto Rico Highway & Transportation Authority	5.500	07/01/2019	07/01/2019		851,999
570,000	Puerto Rico Highway & Transportation Authority[13]	5.000	07/01/2018	01/01/2017	A	573,876
530,000	Puerto Rico Highway & Transportation Authority	5.500	07/01/2023	07/01/2023		592,657
530,000	Puerto Rico Highway & Transportation Authority[7]	5.750	07/01/2021	07/01/2021		285,575
2,000,000	Puerto Rico Highway & Transportation Authority	5.250	07/01/2018	07/01/2018		2,084,160
11,150,000	Puerto Rico Highway & Transportation Authority	5.500	07/01/2018	07/01/2018		11,666,579
105,000	Puerto Rico Highway & Transportation Authority	5.500	07/01/2020	07/01/2020		112,824
675,000	Puerto Rico Highway & Transportation Authority, Series G7	5.250	07/01/2019	07/01/2019		369,535
1,045,000	Puerto Rico Highway & Transportation Authority, Series N5	5.500	07/01/2021	07/01/2021		276,925
20,140,000	Puerto Rico Highway & Transportation Authority, Series Y	6.250	07/01/2021	07/15/2020	B	22,622,255
8,090,000	Puerto Rico Infrastructure[5]	6.000	12/15/2026	12/15/2026		2,956,895
2,495,000	Puerto Rico Infrastructure (Mepsi Campus)[4]	6.250	10/01/2024	08/05/2021	B	1,298,398
3,500,000	Puerto Rico Infrastructure Financing Authority[5]	5.250	12/15/2026	12/15/2026		1,279,250
3,310,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625	06/01/2026	10/17/2024	B	3,205,636
450,000	Puerto Rico ITEMECF (International American University)	5.000	10/01/2021	10/01/2021		466,893
3,975,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2017	10/31/2016	A	4,031,843
120,000	Puerto Rico Municipal Finance Agency, Series A	5.000	08/01/2018	10/31/2016	A	121,794
10,000	Puerto Rico Municipal Finance Agency, Series A	5.500	07/01/2017	10/31/2016	A	10,154
265,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2021	10/31/2016	A	268,790
145,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2020	10/31/2016	A	147,333
2,000,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2019	10/31/2016	A	2,028,600

53        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$130,000	Puerto Rico Municipal Finance Agency, Series A	5.000%	08/01/2027	10/31/2016	A	$132,603
305,000	Puerto Rico Municipal Finance Agency, Series A	5.000	08/01/2030	10/31/2016	A	309,560
50,000	Puerto Rico Municipal Finance Agency, Series A	5.000	08/01/2022	10/31/2016	A	50,748
50,000	Puerto Rico Municipal Finance Agency, Series A	5.000	08/01/2020	10/31/2016	A	50,748
30,000	Puerto Rico Municipal Finance Agency, Series B	5.250	07/01/2021	07/01/2021		31,851
395,000	Puerto Rico Municipal Finance Agency, Series C	5.250	08/01/2019	08/01/2019		412,198
7,325,000	Puerto Rico Municipal Finance Agency, Series C	5.250	08/01/2018	08/01/2018		7,624,886
450,000	Puerto Rico Municipal Finance Agency, Series C	5.250	08/01/2017	08/01/2017		463,977
40,000	Puerto Rico Municipal Finance Agency, Series C	5.250	08/01/2022	08/01/2022		42,756
2,905,000	Puerto Rico Public Buildings Authority[5]	6.250	07/01/2026	07/01/2026		1,732,106
135,000	Puerto Rico Public Buildings Authority[5]	5.500	07/01/2023	07/01/2023		79,312
68,666	Puerto Rico Public Buildings Authority[5,12]	5.500	07/01/2016	07/01/2016		50,813
3,590,000	Puerto Rico Public Buildings Authority[13]	6.000	07/01/2027	07/01/2018	A	3,742,252
3,300,000	Puerto Rico Public Buildings Authority[5]	7.000	07/01/2021	07/01/2021		2,000,625
500,000	Puerto Rico Public Buildings Authority[5]	6.125	07/01/2023	07/01/2023		296,875
760,000	Puerto Rico Public Buildings Authority[5]	5.250	07/01/2027	10/17/2026	B	446,500
5,345,000	Puerto Rico Public Buildings Authority[5]	6.250	07/01/2022	07/01/2022		3,186,956
190,000	Puerto Rico Public Buildings Authority[13]	5.500 [2]	07/01/2035	07/01/2017	C	193,775
4,990,000	Puerto Rico Public Buildings Authority[5]	5.750	07/01/2022	07/01/2022		2,931,625
50,000	Puerto Rico Public Buildings Authority[13]	5.250	07/01/2025	07/01/2025		56,080
1,335,181	Puerto Rico Public Buildings Authority[5]	5.750	07/01/2016	07/01/2016		784,419
735,000	Puerto Rico Public Buildings Authority[5]	6.250	07/01/2021	07/01/2021		438,244
37,400,000	Puerto Rico Public Finance Corp., Series A5	6.500	08/01/2028	12/12/2027	B	3,627,426
6,495,000	Puerto Rico Public Finance Corp., Series B5	6.000	08/01/2026	08/01/2026		629,950

54        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

U.S. Possessions (Continued)
$54,770,000	Puerto Rico Public Finance Corp., Series B5	5.500%	08/01/2031	07/17/2029	B	$5,312,142
10,675,000	Puerto Rico Public Finance Corp., Series B5	6.000	08/01/2024	08/01/2024		1,035,368
17,475,000	Puerto Rico Public Finance Corp., Series B5	6.000	08/01/2025	08/01/2025		1,694,900
5,320,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2042	03/21/2042	B	2,813,588
7,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.625	08/01/2030	08/01/2030		3,721,270
1,175,000	Puerto Rico Sales Tax Financing Corp., Series A	4.375	08/01/2020	08/01/2020		626,992
11,355,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000	08/01/2018	08/01/2018		6,278,861
24,135,000	Puerto Rico Sales Tax Financing Corp., Series A	6.125	08/01/2029	08/01/2029		12,996,456
23,630,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375	08/01/2020	08/01/2020		12,867,244
11,580,000	Puerto Rico Sales Tax Financing Corp., Series A	5.250	08/01/2019	08/01/2019		6,352,904
9,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500	08/01/2044	01/31/2044	B	4,960,620
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A	4.625	08/01/2019	08/01/2019		542,630
10,550,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2023	08/01/2023		5,644,778
16,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2022	08/01/2022		8,631,040
12,900,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2021	08/01/2021		6,988,188
5,970,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750	08/01/2037	01/31/2037	B	3,164,399
22,825,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000	08/01/2024	08/01/2024		12,058,904
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.000	08/01/2022	08/01/2022		753,030
27,000,000	Puerto Rico Sales Tax Financing Corp., Series C	6.500	08/01/2035	08/01/2035		15,150,510
4,865,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000	08/01/2042	08/01/2041	B	2,608,662
5,000,000	University of Puerto Rico	5.000	06/01/2025	06/01/2025		2,056,250
1,000,000	University of Puerto Rico	5.000	06/01/2020	06/01/2020		434,240
2,535,000	University of Puerto Rico, Series P	5.000	06/01/2023	06/01/2023		1,054,585
1,790,000	University of Puerto Rico, Series Q	5.000	06/01/2022	06/01/2022		749,258

						389,620,686

Total Municipal Bonds and Notes (Cost $2,082,481,291)						1,869,042,779

55    OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Shares	Value
Common Stock—0.0%
$6,757 Resolute Forest Products[10,11] (Cost $80,903)	$31,961
Total Investments, at Value (Cost $2,082,562,194)—99.1%	1,869,074,740
Net Other Assets (Liabilities)—0.9	17,568,584

Net Assets—100.0%	$1,886,643,324

Footnotes to Statement of Investments

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

      A. Option call date; corresponds to the most conservative yield calculation.

      B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

      C. Date of mandatory put.

1. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

2. Represents the current interest rate for a variable or increasing rate security.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

5. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

6. Zero coupon bond reflects effective yield on the original acquisition date.

7. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

8. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

9. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

10. Non-income producing security.

11. Received as a result of a corporate action.

12. A portion of this security’s debt-service obligations was paid by Federal Guaranty Insurance Company (FGIC).

13. The debt-service obligations of this security have been paid in full, with all or a portion of the payment provided by an insurer other than Federal Guaranty Insurance Company (FGIC).

To simplify the listings of securities, abbreviations are used per the table below:

AHA1HC	ARC/HDS Alamance #1 Hsg. Corp.
AHA3HC	ARC/HDS Alamance #3 Hsg. Corp.
AHA4HC	ARC/HDS Alamance #4 Hsg. Corp
AHA7HC	ARC/HDS Alamance #7 Hsg. Corp.
AHACHC	ARC/HDS Alamance Country Housing Corp.
AHEHC	ARC/HDS Elon Housing Corp.
ARC	Association of Retarded Citizens
BCHCC	Bernalillo County Health Care Corp.
BMH	Bakersfield Memorial Hospital
CHCW	Catholic Healthcare West
CHFTEH	Catholic Housing for the Elderly & Handicapped
CHS	Catholic Health Services
CMF	CHCW Medical Foundation

56    OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

CmntyHOSB	Community Hospital of San Bernardino
COP	Certificates of Participation
CSAC	Counseling Services Addison County
DHlth	Dignity Health
DRIVERS	Derivative Inverse Tax Exempt Receipts
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority
EMC	Eden Medical Center
EPBH	Emma Pendleton Bradley Hospital
GINNE	Goodwill Industries of Northern New England
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HDS	Housing Devel. Services
HEFA	Higher Education Facilities Authority
HEFFA	Higher Educational Facilities Finance Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
HSC	Hospital for Special Care
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
MBHS	Mississippi Baptist Health Systems
MBMC	Mississippi Baptist Medical Center
MCHlth	Marin Community Health
MGC	Modesto Garbage Company
MGCO	Middle Georgia College
MPHS	Mills-Peninsula Health Services
MSrH	Mercy Senior Housing
NWCDSC	Northwest Community Day Surgery Center
NWCH	Northwest Community Hospital
NWCHC	Northwest Community Healthcare
NWCSS	Northwestern Counseling & Support Services
NY/NJ	New York/New Jersey
PAMFHCR&E	Palo Alto Medical Foundation for Health Care Research & Education
PAS	Presence Ambulatory Services
PBH	Presence Behavioral Health
PC&SHN	Presence Central & Suburban Hospitals Network
PCHN	Presence Chicago Hospitals Network
PCTC	Presence Care Transformation Corp.
PHCF	Presbyterian Healthcare Foundation
PHCr	Presence Home Care
PHFBT	Presence Health Food Foundation Board of Trustees
PHlth	Presence Health
PHN	Presence Health Network
PHP	Presence PRV Health
PHSvcs	Presbyterian Healthcare Services
PLC	Presence Life Connections

57        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

PPH	Presence PRV Health
PRC	Presence RHC Corporation
PRMC	Presence Resurrection Medical Center
PSFH	Presence Saint Francis Hospital
PSJHC	Presence Saint Francis Hospital-Chicago
PSM&EMC	Presence Saints Mary and Elizabeth Medical Center
PSSC	Presence Senior Services - Chicagoland
RCF	Rush-Copley Foundation
RCMC	Rush-Copley Medical Center
Res Rec	Resource Recovery Facility
RIH	Rhode Island Hospital
RMHS	Rutland Mental Health Services
RUMC	Rush University Medical Center
SANC	St. Anne’s Nursing Center
SCHosp	Sutter Coast Hospital
SCVH	Sutter Central Valley Hospitals
SEBH	Sutter East Bay Hospitals
SFMH	St. Francis Memorial Hospital
SGMF	Sutter Gould Medical Foundation
SHlth	Sutter Health
SHSSR	Sutter Health Sacramento Sierra Regional
SHSvcs	Sequoia Health Services
SJR	St. Joseph Residence
SJRNC	St. John’s Rehabilitation and Nursing Center
SLHOKC	St. Luke’s Hospital of Kansas City
SLHS	St. Luke’s Health System
SMCCV	Sutter Medical Center of Castro Valley
SMF	Sutter Medical Foundation
SNVMMH	Sierra Nevada Memorial-Miners Hospital
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
TMH	The Miriam Hospital
VMNRC	Villa Marina Nursing & Rehabilitation Center
VV	Vista Village
WCMHS	Washington County Mental Health Services

See accompanying Notes to Financial Statements.

58        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2016

Assets
Investments, at value (cost $2,082,562,194)—see accompanying statement of investments	$1,869,074,740
Cash	10,365,350
Receivables and other assets:
Investments sold (including $32,153,933 sold on a when-issued or delayed delivery basis)	36,723,488
Interest	28,633,402
Shares of beneficial interest sold	1,319,211
Other	596,563

Total assets	1,946,712,754
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	43,415,000
Investments purchased	12,814,648
Shares of beneficial interest redeemed	2,629,479
Dividends	589,590
Distribution and service plan fees	339,770
Trustees’ compensation	112,073
Shareholder communications	33,381
Interest expense on borrowings	140
Other	135,349

Total liabilities	60,069,430
Net Assets	$1,886,643,324

Composition of Net Assets
Par value of shares of beneficial interest	$413,866
Additional paid-in capital	2,265,321,444
Accumulated net investment income	8,529,056
Accumulated net realized loss on investments	(174,133,588)
Net unrealized depreciation on investments	(213,487,454)

Net Assets	$1,886,643,324

59        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,054,192,826 and 230,882,937 shares of beneficial interest outstanding)	$4.57
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$4.68

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,480,976 and 1,859,534 shares of beneficial interest outstanding)	$4.56

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $588,918,855 and 129,635,060 shares of beneficial interest outstanding)	$4.54

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $235,050,667 and 51,488,293 shares of beneficial interest outstanding)	$4.57

See accompanying Notes to Financial Statements.

60        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2016

Investment Income

Interest	$101,083,180
Expenses
Management fees	8,566,370
Distribution and service plan fees:
Class A	2,892,597
Class B	121,579
Class C	6,409,265
Transfer and shareholder servicing agent fees:
Class A	1,169,835
Class B	12,158
Class C	641,039
Class Y	259,185
Shareholder communications:
Class A	27,843
Class B	543
Class C	21,455
Class Y	8,332
Borrowing fees	2,764,340
Legal, auditing and other professional fees	1,413,208
Interest expense and fees on short-term floating rate notes issued (See Note 4)	536,024
Trustees’ compensation	34,369
Interest expense on borrowings	16,895
Custodian fees and expenses	11,997
Other	119,617

Total expenses	25,026,651
Net Investment Income	76,056,529
Realized and Unrealized Gain (Loss)
Net realized loss	(30,765,795)
Net change in unrealized appreciation/depreciation on investments	54,305,224
Net Increase in Net Assets Resulting from Operations	$99,595,958

See accompanying Notes to Financial Statements.

61        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2016	Year Ended September 30, 2015
Operations
Net investment income	$76,056,529	$110,630,669
Net realized gain (loss)	(30,765,795)	6,654,638
Net change in unrealized appreciation/depreciation	54,305,224	(165,623,916)
Net increase (decrease) in net assets resulting from operations	99,595,958	(48,338,609)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(45,582,248)	(68,790,162)
Class B	(383,364)	(713,579)
Class C	(20,288,795)	(28,428,582)
Class Y	(10,722,119)	(21,417,644)
	(76,976,526)	(119,349,967)
Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Class A	(280,119,975)	(448,914,268)
Class B	(7,380,786)	(8,454,410)
Class C	(125,279,632)	(168,115,626)
Class Y	(82,576,498)	(255,461,014)
	(495,356,891)	(880,945,318)
Net Assets
Total decrease	(472,737,459)	(1,048,633,894)
Beginning of period	2,359,380,783	3,408,014,677
End of period (including accumulated net investment income of $8,529,056 and $9,158,820, respectively)	$1,886,643,324	$2,359,380,783

See accompanying Notes to Financial Statements.

62        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]
Per Share Operating Data
Net asset value, beginning of period	$4.51	$4.78	$4.71	$5.04	$4.84
Income (loss) from investment operations:
Net investment income[3]	0.17	0.18	0.20	0.18	0.21
Net realized and unrealized gain (loss)	0.07	(0.26)	0.06	(0.33)	0.22
Total from investment operations	0.24	(0.08)	0.26	(0.15)	0.43
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.19)	(0.19)	(0.18)	(0.23)
Net asset value, end of period	$4.57	$4.51	$4.78	$4.71	$5.04

Total Return, at Net Asset Value[4]	5.35%	(1.63)%	5.58%	(3.16)%	9.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,054,193	$1,321,554	$1,865,368	$2,781,456	$3,281,705
Average net assets (in thousands)	$1,168,904	$1,681,042	$2,282,451	$3,373,420	$2,776,061
Ratios to average net assets:[5]
Net investment income	3.86%	3.80%	4.24%	3.68%	4.25%
Expenses excluding specific expenses listed below	0.84%	0.77%	0.76%	0.73%	0.72%
Interest and fees from borrowings	0.13%	0.14%	0.07%	0.03%	0.04%
Interest and fees on short-term floating rate notes issued[6]	0.03%	0.01%	0.01%	0.01%	0.02%
Total expenses	1.00%	0.92%	0.84%	0.77%	0.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	0.92%	0.84%	0.77%	0.78%
Portfolio turnover rate	10%	16%	15%	23%	19%

1. On August 21, 2015, the Fund effected a share split as described in Note 10 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

63        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]
Per Share Operating Data
Net asset value, beginning of period	$4.51	$4.77	$4.70	$5.04	$4.83
Income (loss) from investment operations:
Net investment income[3]	0.14	0.14	0.16	0.14	0.17
Net realized and unrealized gain (loss)	0.05	(0.24)	0.06	(0.34)	0.22
Total from investment operations	0.19	(0.10)	0.22	(0.20)	0.39
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.16)	(0.15)	(0.14)	(0.18)
Net asset value, end of period	$4.56	$4.51	$4.77	$4.70	$5.04

Total Return, at Net Asset Value[4]	4.33%	(2.23)%	4.68%	(3.91)%	8.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,481	$15,745	$25,356	$34,636	$48,567
Average net assets (in thousands)	$12,127	$21,385	$29,076	$43,668	$45,414
Ratios to average net assets:[5]
Net investment income	3.11%	3.06%	3.44%	2.84%	3.44%
Expenses excluding specific expenses listed below	1.60%	1.53%	1.56%	1.57%	1.55%
Interest and fees from borrowings	0.13%	0.14%	0.07%	0.03%	0.04%
Interest and fees on short-term floating rate notes issued[6]	0.03%	0.01%	0.01%	0.01%	0.02%
Total expenses	1.76%	1.68%	1.64%	1.61%	1.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.76%	1.68%	1.64%	1.61%	1.61%
Portfolio turnover rate	10%	16%	15%	23%	19%

1. On August 21, 2015, the Fund effected a share split as described in Note 10 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

64        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Class C	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]
Per Share Operating Data
Net asset value, beginning of period	$4.49	$4.75	$4.69	$5.02	$4.82

Income (loss) from investment operations:
Net investment income[3]	0.14	0.14	0.16	0.14	0.17
Net realized and unrealized gain (loss)	0.05	(0.24)	0.06	(0.33)	0.22

Total from investment operations	0.19	(0.10)	0.22	(0.19)	0.39

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.16)	(0.16)	(0.14)	(0.19)

Net asset value, end of period	$4.54	$4.49	$4.75	$4.69	$5.02

Total Return, at Net Asset Value[4]	4.36%	(2.30)%	4.74%	(3.85)%	8.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$588,919	$707,252	$922,694	$1,226,253	$1,456,703

Average net assets (in thousands)	$640,614	$845,068	$1,039,738	$1,486,679	$1,225,855

Ratios to average net assets:[5]
Net investment income	3.10%	3.04%	3.48%	2.91%	3.48%
Expenses excluding specific expenses listed below	1.60%	1.52%	1.52%	1.50%	1.49%
Interest and fees from borrowings	0.13%	0.14%	0.07%	0.03%	0.04%
Interest and fees on short-term floating rate notes issued[6]	0.03%	0.01%	0.01%	0.01%	0.02%

Total expenses	1.76%	1.67%	1.60%	1.54%	1.55%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.76%	1.67%	1.60%	1.54%	1.55%

Portfolio turnover rate	10%	16%	15%	23%	19%

1. On August 21, 2015, the Fund effected a share split as described in Note 10 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

65        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]
Per Share Operating Data
Net asset value, beginning of period	$4.51	$4.78	$4.71	$5.04	$4.83

Income (loss) from investment operations:
Net investment income[3]	0.19	0.19	0.21	0.20	0.22
Net realized and unrealized gain (loss)	0.06	(0.26)	0.06	(0.33)	0.22

Total from investment operations	0.25	(0.07)	0.27	(0.13)	0.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.20)	(0.20)	(0.20)	(0.23)

Net asset value, end of period	$4.57	$4.51	$4.78	$4.71	$5.04

Total Return, at Net Asset Value[4]	5.61%	(1.38)%	5.84%	(2.85)%	9.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$235,050	$314,830	$594,597	$554,120	$571,432

Average net assets (in thousands)	$258,865	$494,061	$502,919	$633,743	$380,240

Ratios to average net assets:[5]
Net investment income	4.11%	4.12%	4.48%	3.93%	4.45%
Expenses excluding specific expenses listed below	0.59%	0.52%	0.52%	0.48%	0.46%
Interest and fees from borrowings	0.13%	0.14%	0.07%	0.03%	0.04%
Interest and fees on short-term floating rate notes issued[6]	0.03%	0.01%	0.01%	0.01%	0.02%

Total expenses	0.75%	0.67%	0.60%	0.52%	0.52%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.67%	0.60%	0.52%	0.52%

Portfolio turnover rate	10%	16%	15%	23%	19%

1. On August 21, 2015, the Fund effected a share split as described in Note 10 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with nverse floating rate security transactions.

See accompanying Notes to Financial Statements.

66        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2016

1. Organization

Oppenheimer Rochester Limited Term Municipal Fund (the “Fund”), a series of Oppenheimer Municipal Fund, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class

B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any,

67        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

68        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$27,187,345	$—	$175,691,923	$213,613,404

1. At period end, the Fund had $175,691,923 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2017	$32,902,442
2018	24,942,008
2019	9,284,227
No expiration	108,563,246

Total	$175,691,923

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund utilized $4,520,395 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the reporting period, $2,094,523 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$1,850,644	$290,233	$1,560,411

The tax character of distributions paid during the reporting periods:

69    OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

	Year Ended September 30, 2016	Year Ended September 30, 2015

Distributions paid from:
Exempt-interest dividends	$76,169,872	$117,533,192
Ordinary income	806,654	1,816,775

Total	$76,976,526	$119,349,967

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,037,283,825[1]

Gross unrealized appreciation	$61,814,432
Gross unrealized depreciation	(275,427,836)

Net unrealized depreciation	$(213,613,404)

1. The Federal tax cost of securities does not include cost of $45,404,319, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied

70        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

3. Securities Valuation (Continued)

primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

71        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based

72        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

3. Securities Valuation (Continued)

on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$26,169,275	$—	$26,169,275
Arizona	—	45,112,024	—	45,112,024
Arkansas	—	225,591	—	225,591
California	—	190,335,003	—	190,335,003
Colorado	—	17,184,876	—	17,184,876
Connecticut	—	2,197,318	—	2,197,318
District of Columbia	—	82,641,016	—	82,641,016
Florida	—	139,283,999	599,790	139,883,789
Georgia	—	14,854,712	—	14,854,712
Hawaii	—	12,488,805	—	12,488,805
Idaho	—	150,375	—	150,375
Illinois	—	303,661,495	—	303,661,495
Indiana	—	24,408,876	—	24,408,876
Kansas	—	17,910,191	—	17,910,191
Kentucky	—	8,319,520	—	8,319,520
Louisiana	—	32,331,105	—	32,331,105
Maine	—	35,109	—	35,109
Maryland	—	65,170	—	65,170
Massachusetts	—	11,843,438	—	11,843,438
Michigan	—	87,097,009	—	87,097,009
Minnesota	—	1,200,440	—	1,200,440
Mississippi	—	23,349,813	—	23,349,813
Missouri	—	36,341,369	—	36,341,369

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NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Municipal Bonds and Notes (Continued)
Montana	$—	$215,699	$—	$215,699
Nebraska	—	810,637	—	810,637
Nevada	—	37,805,661	—	37,805,661
New Jersey	—	41,659,601	—	41,659,601
New Mexico	—	136,849	—	136,849
New York	—	68,226,892	—	68,226,892
North Carolina	—	7,787,836	—	7,787,836
Ohio	—	38,136,681	—	38,136,681
Oklahoma	—	682,654	—	682,654
Oregon	—	110,353	—	110,353
Other Territory	—	10,283,657	—	10,283,657
Pennsylvania	—	36,561,427	—	36,561,427
Rhode Island	—	7,828,546	—	7,828,546
South Carolina	—	8,209,777	—	8,209,777
Tennessee	—	747,646	—	747,646
Texas	—	66,245,385	—	66,245,385
Vermont	—	8,801,248	—	8,801,248
Virginia	—	13,696,724	—	13,696,724
Washington	—	10,657,243	—	10,657,243
West Virginia	—	3,520,930	—	3,520,930
Wisconsin	—	1,519,783	—	1,519,783
Wyoming	—	37,970,545	—	37,970,545
U.S. Possessions	—	385,801,488	3,819,198	389,620,686
Common Stock	31,961	—	—	31,961

Total Assets	$31,961	$1,864,623,791	$4,418,988	$1,869,074,740

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund

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4. Investments and Risks (Continued)

sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby

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NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating

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4. Investments and Risks (Continued)

rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $41,480,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $97,738,858 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $43,415,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 25,000,000	CA Health Facilities Financing Authority Tender
	Option Bond Series 2015-XF2024 Trust[3]	10.172%	11/15/31	$34,283,500
16,485,000	Chicago, IL Board of Education Tender Option
	Bond Series 2015-XF2149 Trust[3]	8.742	12/1/24	18,530,459
560,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.) DRIVERS	14.560	6/1/39	649,275
815,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.) DRIVERS	10.060	12/1/38	860,624

				$54,323,858

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

77        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 5% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $43,415,000 or 2.23% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$ 32,153,933

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite

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4. Investments and Risks (Continued)

direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$222,916,404
Market Value	$68,789,381
Market Value as % of Net Assets	3.65%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $62,429,753, representing 3.31% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. The Fund invests in obligations of issuers within certain states and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality

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NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class A
Sold	26,759,763	$121,084,973	15,209,976	$199,428,421
Dividends and/or distributions reinvested	8,562,265	38,713,292	5,309,502	57,527,501
Redeemed	(97,290,001)	(439,918,240)	(64,286,201)	(705,870,190)
Shares tendered from share split	—	—	206,454,020[1]	—

Net increase (decrease)	(61,967,973)	$(280,119,975)	162,687,297	$(448,914,268)

Class B
Sold	58,602	$264,492	37,567	$534,408
Dividends and/or distributions reinvested	81,664	368,535	62,010	674,451
Redeemed	(1,774,462)	(8,013,813)	(891,658)	(9,663,269)
Shares tendered from share split	—	—	2,514,431[1]	—

Net increase (decrease)	(1,634,196)	$(7,380,786)	1,722,350	$(8,454,410)

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6. Shares of Beneficial Interest (Continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class C
Sold	13,269,494	$59,676,108	6,355,120	$80,784,900
Dividends and/or distributions reinvested	3,673,871	16,526,663	2,140,541	22,698,091
Redeemed	(44,795,460)	(201,482,403)	(23,536,005)	(271,598,617)
Shares tendered from share split	—	—	107,843,593[1]	—

Net increase (decrease)	(27,852,095)	$(125,279,632)	92,803,249	$(168,115,626)

Class Y
Sold	16,405,943	$74,142,205	12,422,727	$162,209,464
Dividends and/or distributions reinvested	1,874,301	8,471,578	1,486,719	16,977,744
Redeemed	(36,572,796)	(165,190,281)	(34,357,084)	(434,648,222)
Shares tendered from share split	—	—	48,727,819[1]	—

Net increase (decrease)	(18,292,552)	$(82,576,498)	28,280,181	$(255,461,014)

1. As of the close of August 21, 2015, the Fund implemented a share split which resulted in an addition of shares. See Note 10.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$214,104,980	$683,419,389

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Next $4.5 billion	0.400
Next $5 billion	0.390
Over $10 billion	0.370

The Fund’s effective management fee for the reporting period was 0.41% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment

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NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any

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8. Fees and Other Transactions with Affiliates (Continued)

fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
September 30, 2016	$58,664	$22,909	$17,085	$28,436

Waivers and Reimbursements of Expenses. Effective November 1, 2016, the Manager, upon discussion with the Board, has voluntarily agreed to reduce its management fee by 0.10% of the Fund’s daily net assets until the Fund’s trailing one-year total performance is out of the 5th quintile of the Fund’s Morningstar peer group as measured at the end of each calendar quarter. After that, the Manager will voluntarily reduce its management fee by 0.05% of the Fund’s daily net assets until the Fund’s trailing one-year total performance is out of the 4th quintile of the Fund’s Morningstar peer group as measured at the end of each calendar quarter. The management fee reduction is a voluntary undertaking and may be terminated by the Manager in consultation with the Board at any time.

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or

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NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.7452% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.09% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$3,125,956
Average Daily Interest Rate	0.526%
Fees Paid	$1,473,176
Interest Paid	$17,335

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a

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9. Borrowings and Other Financing (Continued)

counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.04% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$354,755

10. Share Split

As of the close of business on August 21, 2015, the Fund implemented a 3 for 1 share split. This share split effectively increased the number of outstanding shares for the Fund. As a

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NOTES TO FINANCIAL STATEMENTS Continued

10. Share Split (Continued)

result, shareholders’ accounts reflect additional shares with a lower net asset value per share. While the number of shares increased, neither the Fund’s holdings nor the total value of shareholders’ investments was affected. Per share data in the financial highlights prior to August 21, 2015, has been adjusted to give effect to this share split.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Limited Term Municipal Fund, a separate series of Oppenheimer Municipal Fund, including the statement of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Limited Term Municipal Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 22, 2016

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 98.95% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the high yield muni category. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load high yield muni funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees were higher than its peer group median and lower than its category median. The Board also noted that the Fund’s total expenses were higher than its peer group median and equal to its category median. Effective November 1, 2016, the Adviser, upon discussion with the Board, has voluntarily agreed to reduce its management fee by 0.10% of the Fund’s daily net assets until the Fund’s trailing one-year total performance is out of the 5th quintile of the Fund’s Morningstar peer group as measured at the end of each calendar quarter. After that, the Adviser will voluntarily reduce its management fee by 0.05% of the Fund’s daily net assets until the Fund’s trailing one-year total performance is out of the 4th quintile of the Fund’s Morningstar peer group as measured at the end of each calendar quarter. The management fee reduction is a voluntary

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undertaking and may be terminated by the Adviser in consultation with the Board at any time.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2009) Year of Birth: 1943	Governor and Vice Chairman of Community Foundation of the Florida Keys (non- profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2009) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2011). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (since March 2015), Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He currently serves as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 55 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the University of Florida Law Center Association (since 2016) and the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007-2014) and U.S. Mutual Fund Leader (2011-2014); General Counsel of the Investment Company Institute (trade association) (June 2004-April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997-2004), Principal (2003-2004), Director (1998-2003) and Senior Manager (1997-1998); Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation (1996-1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991-1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987-1991). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Mary F. Miller, Trustee (since 2009) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2009) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Advisory Council Member (December 2012-December 2014) of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (2010-2015); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998- 1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

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TRUSTEES AND OFFICERS Unaudited / Continued

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954

Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005- June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEES

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 100 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Cottier, Willis, DeMitry, Camarella, Pulire, Mss. Lo Bessette, Foxson, Mossow, and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

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Troy Willis, Vice President (since 2005) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Elizabeth Mossow, Vice President (since 2016) Year of Birth: 1978	Vice President and Portfolio Manager of the Sub-Adviser (Since January 2016) and Assistant Vice President of the Sub-Adviser (from January 2011 to January 2016). Associate Portfolio Manager (from June 2013 to January 2016). She was a Portfolio Research Analyst of the Sub-Adviser (from June 2011 to June 2013) and was a Credit Analyst of the Sub-Adviser (from May 2007 to May 2011). She was a Risk Management Analyst at Manning & Napier Associates (from September 2006 to May 2007) and was an Analyst/Trading Assistant at The Baupost Group (from August 2000 to March 2006). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993). An officer for the Fund and other Oppenheimer funds.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 100 portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS Unaudited / Continued

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 100 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 100 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 100 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s

Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2016 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

• Applications or other forms

• When you create a user ID and password for online account access

• When you enroll in eDocs Direct, our electronic document delivery service

• Your transactions with us, our affiliates or others

• A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

• When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds® The Right Way to Invest

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0860.001.0916 November 22, 2016

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $52,800 in fiscal 2016 and $59,200 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,929 in fiscal 2016 and $2,500 in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $598,285 in fiscal 2016 and $185,479 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  Internal control reviews, GIPS attestation procedures, system conversion testing, custody audits, and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $45,432 in fiscal 2016 and $628,126 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $647,646 in fiscal 2016 and $816,105 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Municipal Fund

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz

Principal Executive Officer

Date:	11/21/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz

Principal Executive Officer

Date:	11/21/2016

By:	/s/ Brian S. Petersen

Brian S. Petersen

Principal Financial Officer

Date:	11/21/2016